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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Atlantic Power Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION CIRCULAR
AND
PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 21, 2013

April             , 2013

Headquarters Address One Federal Street, 30th Floor Boston, Massachusetts 02110 United States	Registered Address 215-10451 Shellbridge Way Richmond, British Columbia V6X 2W8 Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

              NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders (the "Shareholders") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power") will be held at Vancouver Marriott Pinnacle Downtown Hotel, Ambleside Room, 1128 West Hastings Street, Vancouver, British Columbia, Canada on Friday the 21st day of June, 2013 at the hour of 10:00 a.m. (Pacific time) for the following purposes:

1.
TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2012, together with the report of the auditors thereon;

2.
TO ELECT six directors to the board of directors of the Corporation;

3.
TO APPOINT auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors;

4.
TO HOLD a non-binding advisory vote on named executive officer compensation;

5.
TO CONSIDER and, if deemed advisable, to pass an ordinary resolution of the Shareholders (the "Rights Plan Resolution"), the full text of which is set forth in Schedule "B" to the accompanying management information circular and proxy statement (the "Information Circular and Proxy Statement"), to approve, ratify and confirm the adoption of the Shareholder Rights Plan (the "Rights Plan") adopted by the board of directors of the Corporation effective February 28, 2013 between the Corporation and Computershare Investor Services Inc., as rights agent (the "Rights Agent"). A copy of the Rights Plan will be available for inspection by Shareholders at the Corporation's records office in British Columbia, Canada during statutory business hours on the five business days immediately preceding the Meeting. The Rights Plan was filed on the System of Electronic Document Analysis and Retrieval at www.sedar.com and as Exhibit 4.1 to the Corporation's Current Report on Form 8-K on March 1, 2013 on Electronic Data Gathering, Analysis and Retrieval at www.sec.gov/edgar.shtml;

6.
TO CONSIDER and, if deemed advisable, to pass an ordinary resolution of the Shareholders (the "Advance Notice Resolution"), the full text of which is set forth in Schedule "C" to the accompanying Information Circular and Proxy Statement, to approve, ratify and confirm the adoption of the Corporation's Advance Notice Policy adopted by the board of directors effective April 1, 2013, the full text of which is included in Schedule "D" of the Information Circular and Proxy Statement; and

7.
TO TRANSACT such further or other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

              At the Meeting, each Shareholder of record at the close of business on April 23, 2013 will be entitled to one vote for each common share of the Corporation held on all matters proposed to come before the Meeting.

              The accompanying Information Circular and Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 21, 2013

              The Corporation's Information Circular and Proxy Statement and Annual Report for the year ended December 31, 2012 are available free of charge at http://materials.proxyvote.com/04878Q.

              DATED at Ottawa, Ontario this                 day of April, 2013.

BY ORDER OF THE BOARD OF DIRECTORS
"Irving R. Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

ATLANTIC POWER CORPORATION
INFORMATION CIRCULAR AND PROXY STATEMENT

              This information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the "Directors", the "Board", or the "Board of Directors", and each one individually, a "Director") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power"), for use at the annual and special meeting (the "Meeting") of shareholders (the "Shareholders") of the Corporation to be held on June 21, 2013 at Vancouver Marriott Pinnacle Downtown Hotel, Ambleside Room, 1128 West Hastings Street, Vancouver, British Columbia, Canada commencing at 10:00 a.m. (Pacific time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). In this Information Circular and Proxy Statement, references to "Cdn$" and "Canadian dollars" are to the lawful currency of Canada and references to "$", "US$" and "U.S. dollars" are to the lawful currency of the United States. All dollar amounts herein are in U.S. dollars, unless otherwise indicated. The information contained herein is given as at April     , 2013, except where otherwise noted.

              This Information Circular and Proxy Statement is being first mailed to Shareholders on or about May 10, 2013. In accordance with the requirements of National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer, for purposes of distributing to non-registered Shareholders who have requested a copy, the Corporation has distributed copies of this Information Circular and Proxy Statement to the intermediaries for onward distribution to such non-registered Shareholders.

Important Information Regarding the Availability of Proxy Materials

              The Corporation's Information Circular and Proxy Statement and annual report for the year ended December 31, 2012 ("Annual Report") are available free of charge at http://materials.proxyvote.com/04878Q.

Electronic Access to the Proxy Materials

              You can elect to receive future proxy materials by email, which will save the Corporation the cost of producing and mailing documents to you. Shareholders may enroll to receive proxy materials electronically as follows:

              Shareholders of Record: If you are a registered shareholder, you may request electronic delivery on the Internet at www.proxyvote.com.

              Beneficial Holders: If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

Voting and Quorum

              A quorum must be present at the Meeting for any business to be conducted. Pursuant to the Corporation's articles of continuance (the "Articles"), two persons, present in person, each being a Shareholder entitled to vote at a meeting of Shareholders or a duly appointed proxy for a Shareholder so entitled constitutes a quorum. Shares represented by "broker non-votes," as described below, will be considered as present for purposes of constituting a quorum.

              Shareholders may vote by attending the Meeting and voting in person. If you choose not to attend the Meeting, you may still authorize your proxy by mailing the accompanying form of proxy ("Form of Proxy") or by sending voting instructions ("Voting Instructions") to your nominee in accordance with the procedures set forth below under "— Information for Beneficial Holders of Securities". All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

              A "broker non-vote" occurs when a nominee holding shares for a beneficial holder has not received Voting Instructions from such beneficial holder but such nominee submits a Form of Proxy in respect of such shares in accordance with New York Stock Exchange ("NYSE") rules. Generally, under current Canadian securities laws and NYSE rules, brokers will not have discretionary authority to vote such uninstructed shares with respect to any matter to be voted upon at the Meeting, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors as described below, in accordance with NYSE rules.

              For purposes of counting votes, (i) abstentions from voting will be counted as votes cast at the Meeting; however such abstentions will not be counted as votes cast for or against a matter; and (ii) broker non-votes will not be counted as votes cast at the Meeting, except that broker votes with respect to which U.S. brokers have exercised their discretionary authority to vote uninstructed shares in accordance with NYSE rules shall be counted as votes cast at the Meeting.

Proxy Solicitation and Voting

Solicitation of Proxies

              The solicitation of proxies for use at the Meeting is being made by or on behalf of the Board of Directors of the Corporation. The solicitation of proxies for the Meeting will be made primarily by mail, but proxies may also be solicited personally, in writing or by telephone by employees of the Corporation, at nominal cost. The Corporation will bear the cost in respect of the solicitation of proxies for the Meeting and will bear the legal, printing and other costs associated with the preparation of the Information Circular and Proxy Statement. In addition, MacKenzie Partners, Inc. ("MacKenzie") has been retained to assist in the solicitation of proxies for the Meeting at a fee of approximately $20,000, plus associated costs and expenses. MacKenzie will provide advisory and solicitation services to the Corporation in connection with the Meeting.

Appointment and Revocation of Proxies

              Together with the Information Circular and Proxy Statement, the Shareholders will also be sent a Form of Proxy. The persons named in such Form of Proxy are Directors. A Shareholder who wishes to appoint some other person to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the accompanying Form of Proxy or by completing another proper Form of Proxy. Such other person need not be a Shareholder of the Corporation.

              To be valid, a Form of Proxy must be deposited at the offices of Computershare Investor Services Inc. (the "Agent"), 9th Floor, North Tower, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 or returned to the Agent by fax at 1-866-249-7775 (North America) or 416-263-9524 (outside North America), or at the offices of the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than 10 a.m. (Pacific time) on June 19, 2013. If the Meeting is adjourned, a Form of Proxy must be deposited at the offices of the Agent 48 hours (excluding Saturdays, Sundays and holidays) before the time set for any reconvened meeting at which the Form of Proxy is to be used.

              The document appointing a proxy must be in writing and completed and signed by a registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a registered Shareholder must be in writing and completed and signed by the registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.

              A Shareholder that has given a Form of Proxy may revoke the Form of Proxy: (a) by completing and signing a Form of Proxy bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Holder (as defined below) to revoke Voting Instructions previously given to his or her intermediary (such as a broker, securities dealer, bank, trust company or similar entity) with respect to the voting of the Common Shares, the Beneficial Holder must carefully follow the procedures and instructions received from his or her intermediary.

Voting of Proxies

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted at the Meeting as follows:

  •
  FOR the election of Irving R. Gerstein, Kenneth M. Hartwick, John A. McNeil, R. Foster Duncan, Holli Ladhani and Barry E. Welch to the Board of Directors as described under the heading "Matters to be Considered at the Meeting — Election of Directors";

  •
  FOR the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix the auditor's remuneration;

  •
  FOR the approval, by non-binding advisory vote, of named executive officer compensation;

  •
  FOR the approval of an ordinary resolution of the Shareholders (the "Rights Plan Resolution"), the full text of which is set forth in Schedule "B" to this Information Circular and Proxy Statement, to approve, ratify and confirm the adoption of the Shareholder Rights Plan (the "Rights Plan") adopted by the Board of Directors of the Corporation effective February 28, 2013 between the Corporation and Computershare Investor Services Inc., as rights agent (the "Rights Agent"); and

  •
  FOR the approval of an ordinary resolution of the Shareholders (the "Advance Notice Resolution"), the full text of which is set forth in Schedule "C" to this Information Circular and Proxy Statement, to approve, ratify and confirm the adoption of the Corporation's Advance Notice Policy adopted by the Board of Directors effective April 1, 2013, the full text of which is included in Schedule "D" of this Information Circular and Proxy Statement.

              For more information on these issues, please see the section entitled "Matters to be Considered at the Meeting" in this Information Circular and Proxy Statement.

              The persons appointed pursuant to the Form of Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Proxy and the Notice of Meeting and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting, it is the intention of the persons designated in the enclosed Form of Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing the Information Circular and Proxy Statement, the Directors know of no such amendments, variations or other matters.

Information for Beneficial Holders of Securities

              Information set forth in this section is very important to persons who hold Common Shares otherwise than in their own names. A non-registered Shareholder of the Corporation (a "Beneficial Holder") who beneficially owns Common Shares, but whose Common Shares are registered in the name of an intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Holder or in the name of a clearing agency in which the intermediary is a participant) should note that only a Form of Proxy deposited by Shareholders whose names are on the records of the Corporation as the registered holders of Common Shares as at the Record Date (as defined below) can be recognized and acted upon at the Meeting.

              Common Shares that are listed in an account statement provided to a Beneficial Holder by a broker are likely not registered in the Beneficial Holder's own name on the records of the Corporation and such Common Shares are more likely registered in either the name of CDS Clearing and Depository Services Inc. ("CDS") or its nominee, or the name of The Depositary Trust Company ("DTC") or its nominee.

              Applicable regulatory policy requires brokers and other intermediaries to seek Voting Instructions from Beneficial Holders in advance of shareholders' meetings. Every broker or other intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Holders in order to ensure that their Common Shares are voted at the Meeting. Often, the voting instruction form (the "Voting Instruction Form") supplied to a Beneficial Holder by its broker is identical to the Form of Proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Holder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Solutions ("Broadridge"). Broadridge typically prepares a machine-readable Voting Instruction Form, mails those forms to the Beneficial Holders and asks Beneficial Holders to return Voting Instructions to Broadridge. Broadridge then tabulates the results of all Voting Instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Meeting. A Beneficial Holder receiving a Broadridge Voting Instruction Form cannot use that Voting Instruction Form to vote Common Shares directly at the Meeting. Voting Instructions must be returned to Broadridge well in advance of the Meeting in accordance with the instructions set out on the Voting Instruction Form in order to have the Common Shares voted.

              Generally, Canadian securities laws and NYSE rules prohibit brokers from voting on any of the proposals without receiving Voting Instructions from the Beneficial Holders of the Common Shares, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors, in accordance with NYSE rules. In the absence of Voting Instructions, Common Shares subject to such broker non-votes will not be counted as voted or as represented on those proposals and so will have no effect on the vote other than with respect to the appointment of auditors where a U.S. broker has exercised its discretionary authority to vote uninstructed shares in accordance with NYSE rules. As brokers generally may not vote your Common Shares in the absence of your specific instructions as to how to vote (except in the limited circumstances described above), we encourage you to provide Voting Instructions to your broker regarding the voting of your Common Shares.

              Although Beneficial Holders may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of CDS, DTC or their broker or other intermediary, a Beneficial Holder may attend the Meeting as proxy holder for the registered Shareholder and vote his or her Common Shares in that capacity. Beneficial Holders who wish to attend the Meeting and indirectly vote their own Common Shares as proxy holder for the registered Shareholder should enter their own names in the blank space on the Voting Instruction Form provided to them and return the same to their broker or other intermediary (or the agent of such broker or other intermediary) in accordance with the instructions provided by such broker, intermediary or agent well in advance of the Meeting.

Voting Securities and Principal Holders Thereof

              The Corporation is authorized to issue an unlimited number of Common Shares. As of the date of this Information Circular and Proxy Statement, there were                        Common Shares outstanding.

              At the Meeting, each Shareholder of record at the close of business on April 23, 2013, the record date established for the Notice of Meeting and for voting at the Meeting (the "Record Date"), will be entitled to one vote for each Common Share held on all matters proposed to come before the Meeting. At the close of business on the Record Date, there were                        Common Shares outstanding and entitled to be voted at the Meeting.

              To the knowledge of the Board of Directors, there are no persons that beneficially own or exercise control or direction over Common Shares carrying approximately 10% or more of the votes attached to the issued and outstanding Common Shares, except BlackRock, Inc., which beneficially owns 10.56% of the Common Shares based on the Schedule 13G filed on April 10, 2013 with the Securities and Exchange Commission (the "SEC"). For more information, please see the section entitled "Security Ownership of Certain Beneficial Owners and Management" in this Information Circular and Proxy Statement.

MATTERS TO BE CONSIDERED AT THE MEETING

MATTER 1: ELECTION OF DIRECTORS

              The number of Directors to be elected at the Meeting is six. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted for the election, as Directors, of the proposed nominees whose names are set out below. If a Director is unable to stand for election, the persons named in the enclosed Form of Proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a Director will hold office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed.

Majority Voting Policy

              The Board of Directors has adopted a majority voting policy. Under this policy, a Director in an uncontested election who receives more votes withheld than cast in favour of his or her election will be required to tender his or her resignation to the Chair of the Board of Directors following the applicable meeting of the Corporation's Shareholders. The resignation will be effective when accepted by the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors will consider whether or not to accept the offer of resignation and will recommend to the Board of Directors whether or not to accept the resignation. With the exception of special circumstances that would warrant the continued service of the applicable Director on the Board of Directors, the Nominating and Corporate Governance Committee expects that resignations will be recommended for acceptance and accepted by the Board of Directors. Within 90 days following the applicable meeting of the Shareholders, the Board of Directors will make a decision on the Nominating and Corporate Governance Committee's recommendation. The Board of Directors will announce its decision (including, if applicable, the reasons for not accepting any resignation) via press release in accordance with applicable securities laws, rules and regulations.

Information Regarding Director Nominees

              The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as Directors. The nominees make up the current Board of Directors. Biographies for each nominee, which include a summary of each nominee's age, positions with the Corporation, principal occupation and employment within the five preceding years, are set out below.

Name and Province of Residence	Age	Position	Principal Occupation	Date Appointed as a Director	Ownership or Control over Common Shares(1)
IRVING R. GERSTEIN(2)(3) Ontario, Canada	72	Director	Member of the Senate of Canada, Corporate Director	October 4, 2004	21,102	(6)
KENNETH M. HARTWICK(2)(4) Ontario, Canada	50	Director	Chief Executive Officer, President and Director, Just Energy Group Inc.	October 4, 2004	77,111	(6)
JOHN A. MCNEIL(2) Ontario, Canada	71	Director	President, BDR North America Inc.	October 4, 2004	25,802	(6)
R. FOSTER DUNCAN(2) Louisiana, U.S.A.	59	Director	Member, MFB Energy Partners LLC; Senior Advisor, EHS Partners and Industry Funds Management (US), LLC	June 29, 2010	16,433	(6)
HOLLI LADHANI(2)(5) Texas, U.S.A.	42	Director	Executive Vice-President and Chief Financial Officer, Rockwater Energy Solutions	June 29, 2010	11,994	(6)
BARRY E. WELCH Massachusetts, U.S.A.	55	Director, President and Chief Executive Officer	President and Chief Executive Officer of the Corporation	June 6, 2007	417,942	(7)

(1)
The information as to Common Shares beneficially owned, directly or indirectly, including by associates or affiliates, not being within the knowledge of the Corporation, has been furnished by the respective nominees individually as of April 12, 2013.

(2)
The Board of Directors has determined that each of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani is an independent Director. Each independent Director is also a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Corporation.

(3)
Chair of the Board of Directors and the Nominating and Corporate Governance Committee.

(4)
Chair of the Compensation Committee.

(5)
Chair of the Audit Committee. Ms. Ladhani became Chair of the Audit Committee on April 1, 2013. Prior to such date, Mr. Hartwick had been Chair of the Audit Committee.

(6)
This number includes 1,302 deferred share units ("DSUs") issued to Mr. Gerstein, 75,111 DSUs issued to Mr. Hartwick, 1,302 DSUs issued to Mr. McNeil, 7,733 DSUs issued to Mr. Duncan and 11,994 DSUs issued to Ms. Ladhani, under the DSU Plan (as defined herein). For further details on the DSU Plan, see the discussion under "Compensation of Directors — Deferred Share Unit Plan" in this Information Circular and Proxy Statement.

(7)
This number includes 89,374 unvested notional shares granted under the Corporation's LTIP (as defined herein).

Biographies

              Irving R. Gerstein, C.M., O.Ont:    The Honourable Irving R. Gerstein has been a Director of the Corporation since October 2004. Senator Gerstein is a Member of the Order of Canada and a Member of the Order of Ontario, and was appointed to the Senate of Canada in December 2008. He is a retired executive, and is currently a director of Medical Facilities Corporation and Student Transportation Inc., and previously served as a director of other public companies including Economic Investment Trust Limited, CTV Inc., Traders Group Limited, Guaranty Trust Company of Canada, Confederation Life Insurance Company and Scott's Hospitality Inc., and as an officer and director of Peoples Jewellers Limited. Senator Gerstein is an honorary director of Mount Sinai Hospital (Toronto), having previously served as Chairman of the Board, Chairman Emeritus and a director over a period of 25 years, and is currently a member of its Research Committee. Senator Gerstein earned a Bachelors of Science in Economics from the University of Pennsylvania (Wharton School of Finance and Commerce). Mr. Gerstein's substantial experience on the boards of numerous other public companies and his prior experience as an executive of a substantial public company make him a valued advisor and highly qualified to serve as Chair of our Board of Directors and as Chair of our nominating and corporate governance committee (the "Nominating and Corporate Governance Committee").

              Kenneth M. Hartwick, C.A.:    Mr. Hartwick has been a Director of the Corporation since October 2004. Ken Hartwick has over 13 years of management experience in the energy sector, and more than 20 years' experience in the financial sector. Mr. Hartwick's experience in the energy industry spans several markets having played an integral role as an executive officer for Just Energy Group Inc. since April 2004, helping launch their businesses in Alberta, British Columbia, Indiana, Texas, Georgia, Manitoba, Ontario, Québec, Saskatchewan, California, Illinois, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio and Pennsylvania. He currently serves as the President and Chief Executive Officer for, and is a director on the board of, Just Energy Group Inc., an integrated retailer of commodity products. Mr. Hartwick has served as President and Chief Executive Officer for Just Energy Group Inc. since June 2008, as President from 2006 until June 2008, and as Chief Financial Officer from April 2004 to 2006. Mr. Hartwick understands the issues facing the electricity industry through his previous role as Chief Financial Officer of one of the largest distribution companies in North America, Hydro One Inc., where he gained increasing executive-level responsibility throughout his career, and provided strategic direction as Ontario transitions towards a competitive energy marketplace. Mr. Hartwick earned his Honours of Business Administration from Trent University, Peterborough, Ontario. Mr. Hartwick's substantial experience in the energy industry and financial sector make him a valued advisor and highly qualified to serve as a member of our Board of Directors and as Chair of our compensation committee (the "Compensation Committee").

              John A. McNeil:    Mr. McNeil has been a Director of the Corporation since October 2004. Mr. McNeil is President of BDR NorthAmerica Inc., an energy consulting company based in Toronto, Ontario. Prior to his appointment at BDR NorthAmerica Inc. in 2000, Mr. McNeil was Managing Director Investment Banking with Scotia Capital Inc. from 1996 to 1999. Previously, he was a Senior Vice-President and Director of Scotia McLeod Inc. from 1991 to 1995. Mr. McNeil has extensive expertise in the areas of asset management models, capitalization, mergers and acquisitions, business and enterprise valuations, capital markets and market ratings and has worked extensively throughout North America and Europe. Mr. McNeil specializes in the electric power sector and his major focus in recent years has been in the field of corporate and enterprise unbundling and reconstitution resulting from the restructuring of the electricity sector in North America. Mr. McNeil earned a Bachelors of Arts (Honors) from Queens University, a Bachelor of Laws from the University of Toronto and a Master of Business Administration from the University of British Columbia. Mr. McNeil's extensive experience in the financial and capital markets sectors, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our Board of Directors.

              R. Foster Duncan:    Mr. Duncan has been a Director of the Corporation since June 2010. He has more than 30 years of senior corporate, investment banking and private equity experience. Mr. Duncan is a Member of MFB Energy Partners, LLC and serves as a Senior Advisor to EHS Partners in New York, a management consulting firm focused on improving operational effectiveness, earnings and growth. Mr. Duncan is also a Senior Advisor to Industry Funds Management (US), LLC, a global investment management company with US$35 billion under management, including US$12 billion of global infrastructure investments. Previously, Mr. Duncan was a Partner in SAIL Sustainable Partners of Louisiana, LLC, a firm focused on providing capital to later stage cleantech, water and green innovation companies, and was a Managing Director at Advantage Capital Partners with senior management responsibility for the firm's energy portfolio and energy initiatives. From 2005 through 2009, Mr. Duncan was managing member of KD Capital L.L.C., an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") which he and KKR formed. Mr. Duncan was located in KKR's offices and worked exclusively with KKR and its portfolio companies in connection with creating value and investing in the energy, utility, natural resources and infrastructure sectors. Previously, Mr. Duncan was Executive Vice President and CFO of Cinergy Corp. ("Cinergy"), Chairman of Cinergy's Investment Committee and CEO and President of Cinergy's Commercial Business Unit. Mr. Duncan is active with the Edison Electric Institute, is a past member of the Wall Street Advisory Group and past Chairman of the Finance Executive Advisory Committee. He has also held senior management positions at LG&E Energy Corp., Freeport-McMoRan Copper & Gold and Howard Weil, a premier energy investment banking boutique. He graduated with Distinction from the University of Virginia and later received a Masters of Business Administration from the A. B. Freeman Graduate School of Business at Tulane University. Mr. Duncan is also on the board of directors of Essential Power, LLC in Princeton, New Jersey and Xtreme Power Inc. in Austin, Texas. Mr. Duncan also serves on the Advisory Council of Greentech Capital Advisors in New York and the Board of Advisors of NanoFex, LLC in New Orleans. Mr. Duncan is active in a number of civic organizations including the board of directors of the Eye, Ear, Nose and Throat Hospital Foundation in New Orleans and in Charlottesville, Virginia the National Advisory Board of the University of Virginia Jefferson Scholars Program. Mr. Duncan's extensive experience as a senior executive in the electric utility industry, as well as his experience in the private equity sector, make him a valued advisor and highly qualified to serve on our Board of Directors.

              Holli Ladhani:    Ms. Ladhani has been a Director of the Corporation since June, 2010. She currently serves as the Chief Financial Officer of Rockwater Energy Solutions, Inc. ("Rockwater"). Houston-based Rockwater provides fluids management and environmental solutions to the energy industry in North America to uniquely address the special fluid and environmental-related challenges associated with modern day unconventional and conventional oil and gas resource development. Rockwater is controlled by SCF Partners, a private equity investor since 1989 that provides equity capital and strategic growth assistance to build energy service and equipment companies that operate throughout the world. Prior to joining SCF Partners in March 2011, Ms. Ladhani served in a number of positions with Dynegy Inc. ("Dynegy"), a provider of wholesale power, capacity and ancillary services in multiple regions of the United States, most recently as Executive Vice President and Chief Financial Officer. In November 2011, subsequent to Ms. Ladhani's departure, two Dynegy subsidiaries of which Ms. Ladhani had formerly been an officer filed for bankruptcy protection. Prior to joining Dynegy, Ms. Ladhani was a Senior Manager-Audit with PricewaterhouseCoopers LLP, where she supervised teams that provided audit services to large public companies in the oil and gas industry. A Certified Public Accountant, Ms. Ladhani received a Bachelors of Science from Baylor University and a Masters of Business Administration from Rice University. She serves on the board of His Grace Foundation, which supports children who undergo bone marrow transplants. Ms. Ladhani's extensive experience as a senior executive in the independent power industry, as well as her financial and accounting background, make her a valued advisor and highly qualified to serve on our Board of Directors and as Chair of our audit committee (the "Audit Committee").

              Barry E. Welch:    Mr. Welch has been our President and Chief Executive Officer since October 2004 (until December 31, 2009, through Atlantic Power Management, LLC (the "Manager")) and a Director since June 2007. Prior to joining the Corporation, Mr. Welch was the Senior Vice President and co-head of the Bond and Corporate Finance Group of John Hancock Financial Services ("John Hancock"), Boston, Massachusetts, from 2000 to 2004. Mr. Welch served on several committees at John Hancock, including its Pension Investment Advisory Committee and Investment Operating Committee. Mr. Welch was Chairman of John Hancock's Bond Investment Committee and reported monthly on investment portfolio, strategy and activity to the Committee of Finance of John Hancock's board of directors. Mr. Welch also led the development and approval of John Hancock's involvement with ArcLight Capital Partners and served as a member of ArcLight Energy Partners Fund I's Investment Committee. During his time at John Hancock, Mr. Welch headed the Bond and Corporate Finance Group's Power and Energy investment team. From 1989 to 2004, he was involved directly or oversaw $25 billion of investments in more than 1,000 utility, project finance and oil and gas transactions. Prior to joining John Hancock, Mr. Welch spent more than three years as a developer of power projects at Thermo Electron Corporation's Energy Systems Division (later known as Thermo Ecotek). There, he was involved in greenfield development of natural gas, wood and waste-to-energy projects, as well as asset management roles for operating plants. Mr. Welch earned a Bachelors of Science in Mechanical and Aerospace Engineering from Princeton University, and a Masters of Business Administration from Boston College. Mr. Welch serves on the board of directors of the Walker Home and School in Needham, Massachusetts. Mr. Welch's extensive experience in energy investment and related activities in the financial sector, as well as his in-depth knowledge of our company through his position as President and Chief Executive Officer, make him highly qualified to serve as a member of our Board of Directors.

 The Board of Directors recommends a vote FOR each of the six nominees discussed above and listed on the Form of Proxy.

Information Regarding Named Executive Officers

              The following table sets forth the names, ages and positions of the Corporation's principal executive officer, principal financial officer, and other executive officers of the Corporation:

Name	Age	Position	Date Appointed as Officer
Barry E. Welch	55	Director, President and Chief Executive Officer	October 4, 2004
Terrence Ronan	53	Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary	August 20, 2012
Paul H. Rapisarda	59	Executive Vice President — Commercial Development	February 22, 2008
Edward Hall	53	Executive Vice President — Chief Operating Officer	April 2, 2013

              Terrence Ronan:    Mr. Ronan joined Atlantic Power in August 2012. He is currently Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary, with primary responsibility for all finance-related functions, as well as playing a central role in the development and execution of Atlantic Power's operational and strategic initiatives. Mr. Ronan is a financial professional with more than 20 years of management and capital raising experience. Most recently, Mr. Ronan served as Managing Director-Finance and Assistant Treasurer at Plains All American Pipeline, L.P., a publicly traded master limited partnership engaged in the transportation, storage, terminalling and marketing of crude oil, refined products and liquefied petroleum gas and other natural gas related products. Prior to that, Mr. Ronan served as President and Chief Executive Officer of SemGroup, L.P. where he oversaw the operations of the privately held partnership engaged in the transportation, storage, terminalling and marketing of crude oil, LPG and natural gas. He was appointed Interim President and Chief Executive Officer of SemGroup, L.P. with the knowledge that bankruptcy proceedings would be filed in the United States and Canada in 2008 and led SemGroup, L.P. through its reorganization. From 2006-2008, Mr. Ronan served as Managing Director at Merrill Lynch Capital where he co-founded the start-up Energy Finance practice, in which he was responsible for origination activities in the midstream and Exploration and Production ("E&P") sectors. Mr. Ronan also spent 14 years at Bank of America, and predecessors Fleet Boston and BankBoston, culminating in his role as Managing Director where he focused on financing industry leading E&P, midstream and refining and marketing companies. Mr. Ronan graduated with a Bachelors of Science from Bates College and later received a Masters of Business Administration from the University of Michigan Ross School of Business. He also served in the U.S. Navy from 1981 to 2007, retiring after 26 years with the rank of Captain.

              Paul H. Rapisarda:    Mr. Rapisarda joined Atlantic Power in 2008. Since 2011, Mr. Rapisarda has been our Executive Vice President — Commercial Development. He has primary responsibility for overseeing our development strategy, including our acquisitions and organic growth initiatives, as well as managing our commercial relationships. Mr. Rapisarda currently serves as a director on the board of Feeney Brothers, a private infrastructure company, and Rollcast Energy, our 60%-owned affiliate. From 2008 to 2011, Mr. Rapisarda was our Managing Director — Acquisitions and Asset Management. Prior to joining Atlantic Power, Mr. Rapisarda spent more than 25 years working in energy, utility and independent power investment banking. From 2001 to early 2008 he was a Principal with Compass Advisors, a boutique M&A advisory firm in New York, where he was involved in numerous strategic advisory, restructuring and principal transactions in the energy and power sectors. Prior to Compass Advisors, Mr. Rapisarda held senior positions at Schroders, Merrill Lynch and BT Securities. Prior to that he was a Managing Director and Co-Head, Utilities and Structured Finance, at Drexel Burnham Lambert. While at Drexel, he also worked with the firm's chief financial officer in making tax-oriented investments on the firm's behalf. Mr. Rapisarda worked on a broad range of capital markets and advisory transactions including substantial experience in cross-border and emerging markets. He earned a Bachelors of Arts from Amherst College and a Masters of Business Administration from Harvard Business School.

              Edward Hall:    Mr. Hall joined Atlantic Power in 2013 as Executive Vice President — Chief Operating Officer, with primary responsibility for the Corporation's operations, asset management, environmental health and safety and engineering functions. As a member of the executive management team, Mr. Hall also plays a central role in the development and execution of the Corporation's operational and strategic initiatives. Prior to joining Atlantic Power, Mr. Hall spent more than 25 years working in the energy industry. From 2011 to 2012, Mr. Hall served as Executive Vice President — Chief Operating Officer Global Generation at AES Corporation, a publicly traded global power company. From 1988 to 2011, Mr. Hall held multiple positions at AES Corporation, including President, North America from 2008 to 2011; President, Wind Generation from 2005 to 2008; and Managing Director, Global Business Development from 2003 to 2005. He earned a Bachelors of Science from Tufts University and a Masters of Business Administration from the Massachusetts Institute of Technology Sloan School of Management.

CORPORATE GOVERNANCE DISCLOSURE

              The Corporation is pleased to make the following disclosures regarding its corporate governance practices pursuant to National Policy 58-201 — Corporate Governance Guidelines, National Instrument 58-101 — Disclosure of Corporate Governance Practices, and Item 407 of Regulation S-K and other applicable SEC and NYSE rules:

Board of Directors

    (a)
    Directors are elected by Shareholders at the Corporation's annual general meeting, which is generally held in June of each year. Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. At the annual general and special meeting of Shareholders held on June 29, 2010, Shareholders approved, among other things, changes to the Corporation's Articles reducing the minimum Canadian residency requirement for Directors from 50% to 25%.

    (b)
    Under the Corporation's independence standards and under the NYSE corporate governance rules, a majority of the Board of Directors must qualify as "independent directors." At least annually, the Board of Directors is required to evaluate all relationships between the Corporation and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director's ability to satisfy his or her responsibilities as an independent Director. The Board of Directors has determined that each of Irving R. Gerstein, Kenneth M. Hartwick, John A. McNeil, R. Foster Duncan and Holli Ladhani is an independent Director.

    (c)
    The non-independent member of the Board of Directors is Barry E. Welch. Mr. Welch is the President and Chief Executive Officer of the Corporation.

    (d)
    Five of the six members of the Board of Directors are independent.

    (e)
    Three of the Directors also serve as directors on the boards of other reporting issuers (or the equivalent in other jurisdictions). Senator Gerstein serves as a director on the boards of Medical Facilities Corporation and Student Transportation Inc. Mr. Hartwick

        serves as director on the board of Just Energy Group Inc. Mr. Duncan serves as director on the boards of Essential Power, LLC in Iselin, New Jersey, and Xtreme Power Inc. in Austin, Texas, as well as on the Board of Advisors of GridPoint, Inc. in Arlington, Virginia.

    (f)
    The independent members of the Board of Directors meet regularly without management present.

    (g)
    The Chair of the Board of Directors, Senator Gerstein, is an independent Director. Mr. Gerstein's responsibilities include establishing, in consultation with the Chief Executive Officer of the Corporation, the Directors and appropriate members of management, the agendas for each meeting of the Board of Directors. The agenda for each committee meeting is established by the Chair of that committee in consultation with appropriate members of the committee and management.

    (h)
    The following table sets forth the number of Board of Directors and committee meetings held and attendance by Directors (in person or by telephone) for the year ended December 31, 2012:

Attendance of Directors

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Irving R. Gerstein	26 of 26	4 of 4	3 of 3	2 of 2
Kenneth M. Hartwick	26 of 26	4 of 4	3 of 3	2 of 2
John A. McNeil	25 of 26	4 of 4	3 of 3	2 of 2
R. Foster Duncan	26 of 26	4 of 4	3 of 3	2 of 2
Holli Ladhani	26 of 26	4 of 4	3 of 3	2 of 2
Barry E. Welch	26 of 26	N/A	N/A	N/A

              Each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a Director) and (ii) the total number of meetings of all committees of the Board of Directors on which the Director served (during the periods that he or she served).

              The Corporation does not have a policy of requiring its Directors to attend the annual general meeting of Shareholders. The Chair of the Board of Directors is expected to attend and chair meetings of the Shareholders. Five of six Directors then serving attended the annual meeting held on June 22, 2012.

              It is expected that the Board of Directors will meet at least four times each year: three meetings to review quarterly results and one meeting prior to the issuance of the annual audited financial results of the Corporation. In addition, the Board of Directors generally meets annually in December to discuss the annual budget and in January to discuss the annual strategy and director education (and more frequently if required). The committees of the Board of Directors meet as required by their respective charters.

Board Mandate

              The mandate of the Board of Directors is included as Schedule "A" to this Information Circular and Proxy Statement.

Risk Oversight

              The Audit Committee receives and discusses a risk assessment update each quarter which is reviewed and discussed with management prior to the Audit Committee's recommendation to the Board of Directors to approve quarterly and annual financial disclosures. In addition, the Board of Directors receives periodic Operations Reports about each project with full opportunity for Directors to ask questions of management about any potential issues identified.

Board Leadership Structure

              The Charter of the Board of Directors requires the Chair of the Board of Directors to be an independent director, as it was determined it would be beneficial to have an independent Chair whose sole responsibility is leading the Board of Directors, leaving the Chief Executive Officer's main focus on the Corporation's business goals and promoting both short-term and long-term growth. Currently, Mr. Gerstein serves as the Chair of the Board of Directors. The Chair is expected to attend and chair meetings of the Board of Directors and Shareholders. The Chair ensures that the Board of Directors carries out its responsibilities effectively and the Board of Directors understands the boundaries between Board of Directors and management responsibilities. The Chair is also responsible for providing direction with respect to the dates and frequency of Board of Directors meetings and related committee meetings. The Chair liaises with the Chief Executive Officer to prepare Board of Directors meeting agendas.

              Directors who qualify as "non-management" within the meaning of the NYSE rules meet on a regular basis in executive sessions without management participation and, at least once per year, an executive session is held with only independent directors present. The executive sessions are chaired by the Chair of the Board of Directors. In addition, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, all of which are comprised entirely of independent Directors, also perform oversight functions independent of management.

Position Descriptions

              Position descriptions for the Chair of the Board of Directors, the Chair of the Audit Committee, the Chair of the Nominating and Corporate Governance Committee, the Chair of the Compensation Committee and the Chief Executive Officer of the Corporation are as follows:

    I.
    Responsibilities of the Chair of the Board of Directors:

    (a)
    the Chair shall be expected to attend and chair meetings of the Board of Directors and Shareholders of the Corporation;

    (b)
    the Chair shall be an independent Director;

    (c)
    the Chair shall not be expected to and shall not perform policy-making functions other than in his or her capacity as a Director. The Chair shall not have the right or entitlement to bind the Corporation in his or her capacity as Chair;

    (d)
    the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Corporation to prepare Board meeting agendas;

    (e)
    the Chair shall ensure that the Board of Directors understands the boundaries between the Board of Directors and management responsibilities; and

      (f)
      the Chair shall ensure that the Board of Directors carries out its responsibilities effectively, which will involve the Board of Directors meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Corporation's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board of Directors.

    II.
    Responsibilities of the Audit Committee Chair:

    (a)
    the Chair will provide leadership to the Audit Committee in discharging its mandate as set out in the written charter of the Audit Committee (the "AC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Audit Committee, management and the Corporation's external auditor of:

        (A)
        the duties and responsibilities of the Audit Committee; and

        (B)
        the relationship between the Audit Committee and each of the Corporation's

          1.
          management; and

          2.
          external auditor; and

      (ii)
      promoting cohesiveness among members of the Audit Committee;

    (b)
    the Chair shall be the liaison between the Audit Committee and the Corporation's management and external auditor, promoting open and constructive discussions between members of the Audit Committee and each of these parties;

    (c)
    the Chair shall promote the proper flow of information to the Audit Committee to keep the Audit Committee fully apprised of all matters which are material to the Corporation at all times, including coordinating with the Chief Executive Officer and Chief Financial Officer of the Corporation to ensure that information requested by any member of the Audit Committee is provided and meets the needs of that Audit Committee member;

    (d)
    in connection with meetings of the Audit Committee, the Chair shall be responsible for:

      (i)
      scheduling meetings of the Audit Committee;

      (ii)
      organizing and presenting the agenda for Audit Committee meetings such that:

        (A)
        all of the responsibilities assigned to the Audit Committee under the terms of the AC Charter are discharged on a timely and diligent basis, and

        (B)
        members of the Audit Committee have input into the agendas;

          (iii)
          monitoring the adequacy of materials provided to the Audit Committee by management in connection with the Audit Committee's deliberations;

          (iv)
          ensuring that members of the Audit Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Audit Committee;

          (v)
          recommending procedures to enhance the work of the Audit Committee;

          (vi)
          ensuring that the members of the Audit Committee have adequate opportunities to meet without management present;

          (vii)
          presiding over meetings of the Audit Committee; and

          (viii)
          presiding over in camera meetings of the Audit Committee;

      (e)
      the Chair shall report to the Board of Directors on the activities of the Audit Committee as contemplated in the AC Charter;

      (f)
      on an annual basis, the Chair shall lead the Audit Committee in the process for assessing the performance of the Audit Committee;

      (g)
      under the direction of the Chair, the Audit Committee shall review and assess the adequacy of the AC Charter annually and recommend to the Board of Directors any changes it deems appropriate;

      (h)
      the Chair shall perform such other functions:

      as may be ancillary to the duties and responsibilities described above; and

      as may be delegated to the Chair by the Audit Committee or the Board of Directors from time to time.

    III.
    Responsibilities of the Chair of the Nominating and Corporate Governance Committee:

    (a)
    the Chair will provide leadership to the Nominating and Corporate Governance Committee in discharging its mandate as set out in the written charter of the Nominating and Corporate Governance Committee (the "NCGC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Nominating and Corporate Governance Committee and the Corporation's officers of the duties and responsibilities of the Nominating and Corporate Governance Committee;

      (ii)
      promoting cohesiveness among members of the Nominating and Corporate Governance Committee; and

      (iii)
      acting as the liaison between the Nominating and Corporate Governance Committee, the Board of Directors and the Corporation's officers, promoting open and constructive discussions between members of the

              Nominating and Corporate Governance Committee and each of these parties;

      (b)
      in connection with meetings of the Nominating and Corporate Governance Committee, the Chair shall be responsible for:

        (i)
        taking the principal initiative in scheduling meetings of the Nominating and Corporate Governance Committee;

        (ii)
        organizing and presenting the agenda for Nominating and Corporate Governance Committee meetings such that all of the responsibilities assigned to the Nominating and Corporate Governance Committee under the terms of the NCGC Charter are discharged on a timely and diligent basis and all members of the Nominating and Corporate Governance Committee have input into the agendas;

        (iii)
        monitoring the adequacy of materials provided to the Nominating and Corporate Governance Committee by the Corporation's officers in connection with the Nominating and Corporate Governance Committee's deliberations, and ensuring that members of the Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Nominating and Corporate Governance Committee during deliberations;

        (iv)
        recommending procedures to enhance the work of the Nominating and Corporate Governance Committee;

        (v)
        ensuring that the members of the Nominating and Corporate Governance Committee have adequate opportunities to meet without the Corporation's officers present; and

        (vi)
        presiding over meetings of the Nominating and Corporate Governance Committee, including in camera meetings;

      (c)
      the Chair shall report to the Board of Directors on the activities of the Nominating and Corporate Governance Committee as contemplated in the NCGC Charter;

      (d)
      on an annual basis, the Chair shall lead the Nominating and Corporate Governance Committee members and facilitate the annual performance review and evaluation of the Nominating and Corporate Governance Committee and its members in accordance with the NCGC Charter, including an assessment of the adequacy of the NCGC Charter;

      (e)
      the Chair shall promote the proper flow of information to the Nominating and Corporate Governance Committee to keep the Nominating and Corporate Governance Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Nominating and Corporate Governance Committee is provided and meets the needs of that Nominating and Corporate Governance Committee member; and

      (f)
      the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Nominating and Corporate Governance Committee or the Board of Directors from time to time.

    IV.
    Responsibilities of the Chair of the Compensation Committee:

    (a)
    the Chair will provide leadership to the Compensation Committee in discharging its mandate as set out in the written charter of the Compensation Committee (the "CC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Compensation Committee and senior management of the Corporation of the duties and responsibilities of the Compensation Committee;

      (ii)
      promoting cohesiveness among members of the Compensation Committee;

      (iii)
      acting as the liaison between the Compensation Committee, the Board of Directors and the Corporation's senior management, promoting open and constructive discussions between members of the Compensation Committee and each of these parties;

    (b)
    in connection with meetings of the Compensation Committee, the Chair shall be responsible for:

      (i)
      taking the principal initiative in scheduling meetings of the Compensation Committee;

      (ii)
      organizing and presenting the agenda for Compensation Committee meetings such that all of the responsibilities assigned to the Committee under the terms of the CC Charter are discharged on a timely and diligent basis and all members of the Compensation Committee have input into the agendas;

      (iii)
      monitoring the adequacy of materials provided to the Compensation Committee by senior management or other sources in connection with the Compensation Committee's deliberations, and ensuring that members of the Compensation Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Compensation Committee during deliberations;

      (iv)
      recommending procedures to enhance the work of the Compensation Committee;

      (v)
      ensuring that the members of the Compensation Committee have adequate opportunities to meet without senior management present; and

      (vi)
      presiding over meetings of the Compensation Committee, including in camera meetings;

      (c)
      the Chair shall report to the Board of Directors on the activities of the Compensation Committee as contemplated in the CC Charter;

      (d)
      on an annual basis, the Chair shall lead the Compensation Committee members and facilitate the annual performance review and evaluation of the Compensation Committee and its members in accordance with the CC Charter, including an assessment of the adequacy of the CC Charter;

      (e)
      the Chair shall promote the proper flow of information to the Compensation Committee to keep the Compensation Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Compensation Committee is provided and meets the needs of that Compensation Committee member; and

      (f)
      the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Compensation Committee or the Board of Directors from time to time.

    V.
    Responsibilities of the Chief Executive Officer of the Corporation:

    (a)
    the Chief Executive Officer of the Corporation shall be responsible for providing strategic leadership and vision to the Corporation by working with the Board of Directors and senior management to establish, implement and oversee strategies, plans and policies of the Corporation, subject to the direction and oversight of the Board of Directors, and shall have responsibility for the day-to-day operation of the business of the Corporation in accordance with the Corporation's strategic plan and operating and capital expenditure budgets as previously approved by the Board of Directors;

    (b)
    specific responsibilities include:

      (i)
      to lead the strategic planning process for the Corporation and, together with senior management, to recommend to the Board of Directors goals for the Corporation's business and, when approved by the Board of Directors, to implement the corresponding strategic, operational and financial plans;

      (ii)
      to report to, and meet regularly and as required with, the Board of Directors and all formally appointed committees of the Board of Directors to review Board and committee issues and provide to the Board of Directors or the relevant committee all information and access to management necessary to permit the Board of Directors or the relevant committee to fulfill its statutory and other legal obligations on a timely basis;

      (iii)
      together with senior management, to direct and monitor the activities of the Corporation to achieve agreed-upon targets;

      (iv)
      together with senior management, to develop and implement risk management, monitoring and mitigation to safeguard the assets of the Corporation;

          (v)
          together with senior management, to oversee operation of the Corporation's projects to align with the achievement of the Corporation's strategic goals, and develop and implement operations policies to guide the Corporation;

          (vi)
          to develop and recommend top level organizational structure and staffing to the Board of Directors and to manage the implementation of the Board of Directors' decisions in this regard;

          (vii)
          together with the Chief Financial Officer, to oversee the development of policies regarding the Corporation's public disclosures, and to manage and oversee the Corporation's communications with stakeholders (including the Corporation's Shareholders and lenders), the investment community, media, governments and their agencies, employees and the general public;

          (viii)
          to develop and seek the Board of Directors' concurrence for plans for management development and succession in all key positions and then to implement such plans;

          (ix)
          to motivate, lead and mentor the senior management team, including working to attract and retain individuals with the requisite skills and experience;

          (x)
          together with the Chief Financial Officer, to establish, maintain and ensure the implementation of disclosure controls and procedures, internal controls over financial reporting and processes for the certification of the public disclosure documents required under applicable securities laws concerning such reporting and disclosure;

          (xi)
          to review the financial reporting and public disclosure of the Corporation, to satisfy himself or herself concerning the processes followed in their preparation and to provide the certifications required under applicable securities laws concerning such reporting and disclosure;

          (xii)
          to encourage and promote a culture of ethical business conduct;

          (xiii)
          to perform other duties as are regularly and customarily performed by a chief executive officer of a reporting issuer; and

          (xiv)
          to assume such other appropriate responsibilities as are delegated to him or her by the Board of Directors;

      (c)
      the Chief Executive Officer will ensure the delivery of information to Directors on a timely basis to keep the Directors fully apprised of all matters that are material to Directors at all times; and

      (d)
      the Chief Executive Officer will coordinate with the Chair of the Board of Directors to ensure that information requested by any Director or Board committee member is provided and meets the needs of the member who made the request.

 Orientation and Continuing Education

              The Corporation, working with the Directors will provide orientation opportunities for new Directors to familiarize them with the role of the Board of Directors, its committees, and its Directors, as well as the Corporation and its business. All new Directors will participate in an orientation program soon after the date on which a new Director first joins the Board of Directors. To date, all of the Directors have visited power projects of the Corporation to obtain an understanding of the operations of the Corporation. In addition to operational orientation, management has scheduled periodic presentations for the Board of Directors to ensure they are aware of major business trends and industry practices as and when required.

Ethical Business Conduct

              The Board of Directors has adopted a written code of business conduct and ethics for the Corporation (the "Corporate Code"), which sets out basic principles to guide all Directors, officers and employees of the Corporation and its subsidiaries, and a written code of business conduct and ethics for the Chief Executive Officer and senior financial officers (the "Officer Code" and, together with the Corporate Code, the "Codes"), which sets out basic principles to guide the Chief Executive Officer and the senior financial officers of the Corporation.

              The issues the Corporate Code addresses include, among other things, the following:

      (a)
      compliance with laws, rules and regulations;

      (b)
      conflicts of interest;

      (c)
      confidentiality;

      (d)
      corporate opportunities;

      (e)
      protection and proper use of Atlantic Power Entity (as defined in the Corporate Code) assets;

      (f)
      competition and fair dealing;

      (g)
      gifts and entertainment; and

      (h)
      reporting of any illegal or unethical behaviour.

              The issues the Officer Code addresses include, among other things, the following:

      (a)
      conflicts of interest;

      (b)
      full, fair, accurate, timely and understandable disclosure in reports and documents;

      (c)
      compliance with laws, rules and accounting standards;

      (d)
      reporting of violations of law or the Officer Code;

      (e)
      confidentiality;

      (f)
      sharing and maintenance of knowledge and skills; and

      (g)
      promotion of ethical behavior.

              To ensure the Directors exercise independent judgment in considering transactions, agreements or decisions in respect of which a Director or officer has declared a material personal interest (in accordance with relevant corporate law requirements), the Board of Directors follows a practice whereby any such individual must not cast a vote on any such matter.

              The senior officers of the Corporation and the Chair of the Audit Committee are responsible for monitoring compliance with the Corporate Code and the Officer Code, respectively, and are required to report to the Board of Directors or the Audit Committee, respectively, on any issues that have arisen under the applicable Code. Any waivers from the requirements in the Codes that are to be granted for the benefit of the Directors, managers or executive officers of the Corporation are to be granted by the Directors only (or a committee of the Board of Directors to whom that authority has been delegated) and will be promptly disclosed as required by law or stock exchange regulation.

              At least annually, the Board of Directors reviews the adequacy of the Codes.

              The Codes are available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Code of Conduct" and under the Corporation's profile on the System of Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

              The Corporation's Whistleblower Policy is administered by the Chair of the Audit Committee. Any person may confidentially report complaints or concerns directly to the Chair of the Audit Committee. Confidentiality of complaints or concerns received by the Chair of the Audit Committee will be maintained to the fullest extent possible, consistent with the need to conduct an appropriate review.

Audit Committee

              The Corporation has established an audit committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani, each of whom is an independent Director under the NYSE corporate governance rules. The committee's primary purposes are to, among other things: (i) assist the Board of Directors in its oversight and supervision of the integrity of the accounting and financial reporting practices and procedures, the implementation and adequacy of the internal accounting controls and procedures and the compliance with legal and regulatory requirements in respect of financial disclosure; (ii) assess and monitor the strategic, operating, reporting and compliance risks of the business; and (iii) supervise the qualification, independence and performance of independents accountants of the Corporation.

              In accordance with the mandate of the Board of Directors, the Board of Directors periodically evaluates the composition of the committees, and, together with the Audit Committee, in accordance with the AC Charter, has appointed Holli Ladhani to replace Kenneth M. Hartwick as Chair of the Audit Committee as of April 1, 2013 in an effort to more efficiently allocate responsibilities among the members of the Board of Directors and to allow Mr. Hartwick to focus on his responsibilities as the Chair of the Compensation Committee. The Board of Directors has determined that Ms. Ladhani qualifies as an "audit committee financial expert" as the term is defined in the rules of the SEC. Ms. Ladhani is an independent Director.

              The Audit Committee met four times during 2012.

Nominating and Corporate Governance Committee

              The Corporation has established a Nominating and Corporate Governance Committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. The Chair of the Nominating and Corporate Governance Committee is Irving R. Gerstein. The committee's primary purposes are to, among other things: (i) screen and identify individuals who are qualified to become members of the Board of Directors; (ii) recommend to the Board, director nominees to be presented for Shareholder approval at the annual meetings of the Shareholders of the Corporation; (iii) recommend to the Board of Directors nominees to fill vacancies on the Board of Directors or as otherwise required outside of the annual meetings of Shareholders of the Corporation; (iv) select, or recommend to the Board of Directors, the Directors to comprise the committees of the Board of Directors; (v) implement a process for examining the size of the Board of Directors and to undertake, where appropriate, a program to establish a Board size which facilitates effective decision-making; (vi) establish procedures for the nomination of Directors and executive officers of the Corporation generally; (vii) establish and administer an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors; (viii) review with the Board of Directors from time to time the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, age, skills relating to the Corporation's businesses and professional background; (ix) recommend to the Board of Directors procedures for the conduct of Board meetings and the proper discharge of the Board of Directors' mandate as set out in the mandate of the Board of Directors; (x) monitor the relationship between the officers and the Board of Directors with a view to ensuring that the Board of Directors is able to function independently of officers; (xi) develop the Corporation's approach to governance, including the development of a set of governance principles and guidelines that are specifically applicable to the Corporation; (xii) perform a leadership role in shaping the Corporation's corporate governance practices and provide oversight with respect to its corporate governance conduct; and (xiii) perform such other functions as the Board of Directors may from time to time request.

              In identifying, evaluating, and recommending suitable Director candidates, the Nominating and Corporate Governance Committee may take into account a number of factors, such as the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, skills relating to the Corporation's businesses and professional background and existing commitments to outside boards. Pursuant to its charter, the Nominating and Corporate Governance Committee, in considering the extent to which the membership of a candidate on the Board of Directors would promote diversity among the Directors, may take into account various factors and perspectives, including differences of viewpoint, professional experience, education, skill and other individual qualities and attributes as well as race, gender and national origin. It is the Corporation's practice to retain an outside recruiting firm to identify a wide range of candidates for review and consideration and to assist in the evaluation process. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of Directors who have competencies, skills and personal qualities required of Board members in light of relevant factors, including: (1) the objective of adding value to the Corporation in light of the opportunities and risks facing the Corporation and the Corporation's proposed strategies; (2) the need to ensure that a majority of the Board of Directors is comprised of individuals who meet the independence requirements of the applicable securities legislation and stock exchanges or other guidelines, including the Corporation's categorical standards for Director independence; and (3) the policies of the Board of Directors with respect to board member tenure, retirement and succession and Board member commitments.

              It is the policy of the Nominating and Corporate Governance Committee to review and consider any director nominees who have been recommended by Shareholders in the same manner as described above. All Shareholder recommendations for director nominees must be submitted to the Corporate Secretary at Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110.

              The Nominating and Corporate Governance Committee met two times for 2012.

Compensation Committee

              The Corporation has established a Compensation Committee consisting of Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. The Chair of the Compensation Committee is Kenneth M. Hartwick. The committee's primary purposes include: (i) discharging the responsibilities of the Board of Directors relating to compensation of the Chief Executive Officer and other officers; (ii) evaluating the Corporation's compensation plans, policies and programs, taking into account factors it deems appropriate from time to time, including those that are of strategic significance to the Corporation, the degree of risk to the Corporation and its business those plans and policies may imply, and the results of non-binding Shareholder votes with respect to such matters; and (iii) reviewing and discussing with the Corporation's officers the Statement of Executive Compensation, including the Compensation Discussion and Analysis ("CD&A"), to be included in the Corporation's annual information circular and proxy statement and determining whether to recommend to the Board of Directors that the CD&A be included in the information circular and proxy statement. The Compensation Committee may form and delegate its authority to subcommittees consisting of one or more members of the Committee when appropriate. The Compensation Committee did not delegate any of its authority in 2012.

              The Compensation Committee periodically utilizes the services of Hugessen Consulting Inc. ("Hugessen"), an independent compensation consultant, to assist it in reviewing its compensation program. The Compensation Committee reviewed and considered the information and advice provided by Hugessen, among other factors, in making its executive compensation recommendations.

              In February 2012, Hugessen provided input to the Compensation Committee as it considered exercising its discretion in granting long term and short term incentive awards for the 2011 performance year. In April 2013, Hugessen also advised the Compensation Committee in regards to the long term incentive awards granted in respect of the 2012 performance year. Hugessen does not provide any services to the Corporation other than those provided to the Compensation Committee.

              The Compensation Committee met three times during 2012.

Other Board Committees

              The Board of Directors has no other standing committees other than those described above.

Assessments

              The charter of the Nominating and Corporate Governance Committee includes establishing and administering an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors, including the size and composition of the Board of Directors.

 Committee Charters and Corporate Governance Guidelines

              Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee operates pursuant to its respective charter, a copy of which is available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Leadership — Board Committees." A copy of the Corporate Governance Guidelines is available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Corporate Governance Guidelines." Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Communications with the Board of Directors

              Shareholders and other interested parties who wish to communicate with the Chair of the Board of Directors or independent Directors as a group, may do so by writing to them at Name(s) of Director(s)/Independent Directors of Atlantic Power Corporation, c/o Corporate Secretary, Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110.

 MATTER 2: APPOINTMENT OF AUDITORS

              The Audit Committee recommends to the Shareholders that KPMG LLP be appointed as the independent auditor of the Corporation, to hold office until the next annual meeting of the Shareholders or until their successor is appointed, and that the Directors be authorized to fix the remuneration of the auditors.

              It is anticipated that a representative of KPMG LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

              The affirmative vote of a majority of the votes cast at the Meeting is required to appoint KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to appoint KPMG LLP as auditors of the Corporation and authorize the Corporation's Board of Directors to fix their remuneration. In addition, U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors.

External Auditor Fees

              Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2012 and 2011 were as follows:

Fees	2012		2011
Audit Fees	1,415,000		1,030,000
Audit-Related Fees	672,000	(1)	493,000	(2)
Tax Fees	666,000		460,000
All Other Fees	35,000		—

Total Fees	$2,788,000		$1,983,000

(1)
Audit-related fees for the years ended December 31, 2012 were for assurance and related services primarily attributable to issuance of a comfort letter and consents in connection with securities offerings made pursuant to registration statements filed with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), and a proxy statement.

(2)
Audit-related fees for the years ended December 31, 2011 were for assurance and related services primarily attributable to issuance of a comfort letter and consents in connection with securities offerings made pursuant to registration statements filed with the SEC under the Securities Act, proxy statements and a private placement debt offering.

              The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by KPMG LLP; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the "de minimis"

provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimis" provisions in 2012. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

The Audit Committee recommends a vote FOR the appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditor's remuneration.

 AUDIT COMMITTEE REPORT

              The members of the Audit Committee of the Board of Directors of the Corporation submit this report in connection with the Audit Committee's review of the financial reports for the year ended December 31, 2012 as follows:

(1)
The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the year ended December 31, 2012.

(2)
The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

(3)
The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

              Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

              Submitted by the Audit Committee:

    Kenneth M. Hartwick, Chair
    Irving R. Gerstein
    John A. McNeil
    R. Foster Duncan
    Holli Ladhani

              Holli Ladhani became Chair of the Audit Committee on April 1, 2013.

Financial Statements

              The Annual Report, the financial statements of the Corporation as of and for the year ended December 31, 2012 and the auditors' report thereon and this Information Circular and Proxy Statement will be placed before the Shareholders at the Meeting. No formal action will be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought forward at the Meeting.

MATTER 3: SPECIAL BUSINESS — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              We believe that we have the right executive team in place to implement our business strategy, and we have designed our compensation programs to keep management and Shareholders in alignment as to long term goals as well as to attract, retain and focus our team on delivering value to Shareholders. As more fully discussed in the Compensation Discussion and Analysis beginning on page 41:

  –
  As further described below, in consultation with an independent compensation consultant, the Compensation Committee used its discretion to reduce LTIP awards relating to the performance during the 2012 calendar year to executive officers and to make no LTIP award to the Chief Executive Officer.

  –
  Our share ownership policy effectively promotes meaningful share ownership by our named executive officers and further aligns their interests with those of our Shareholders.

  –
  Our executive employment agreements provide for clawback of incentive compensation.

  –
  We provide no special or supplemental pension, retirement or health benefits for our executive officers.

  –
  None of our executive employment agreements or compensation programs provide for excise tax or other gross-ups.

  –
  We do not provide any material perquisites to our named executive officers.

              We urge you to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and accompanying narrative, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our named executive officers.

              As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on the compensation paid to the Corporation's named executive officers, as disclosed in this Information Circular and Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion. As previously disclosed by the Corporation, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such advisory vote will occur at the 2014 Annual Meeting of Shareholders.

              This vote, commonly known as a Say-on-Pay proposal, gives Shareholders the opportunity to express their views on the compensation of the Corporation's named executive officers. This vote is not intended to address any specific item of compensation, but the overall compensation of the named executive officers and the principles, policies and practices described in this Information Circular and Proxy Statement. As this is an advisory vote, the result will not be binding on the Corporation, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of Shareholders and intend to take into account the results of the vote when considering future compensation decisions for the named executive officers.

 Vote Required

              Approval of the resolution approving, on a non-binding advisory basis, the compensation of the Corporation's named executive officers requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers. The Board of Directors recommends that Shareholders vote in favour of the following resolution:

              RESOLVED, that the Corporation's Shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Corporation's Information Circular and Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

              The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this Information Circular and Proxy Statement.

MATTER 4: SPECIAL BUSINESS — APPROVAL OF THE RIGHTS PLAN

Shareholders' Rights Plan

              The Corporation adopted and entered into the Rights Plan with Computershare Investor Services Inc., as Rights Agent, on February 28, 2013. The purpose of the Rights Plan is to provide the Board of Directors and Shareholders with more than the 35 days currently required under Canadian securities laws to consider any take-over bid made for the Corporation and to allow enough time for competing bids and alternative proposals to emerge. The Rights Plan also seeks to ensure that all Shareholders are treated fairly in any transaction involving a change of control of the Corporation and that all Shareholders have an equal opportunity to participate in the benefits of a take-over bid. The Rights Plan encourages potential acquirers to make a Permitted Bid (as defined in the Rights Plan) or, alternatively, to negotiate the terms of any offer for Common Shares with the Board of Directors. The Rights Plan also addresses deficiencies that are widely believed to be inherent in the provisions of current legislation governing take-over bids in Canada. The Board of Directors believes that it is in the Shareholders' interests to address these deficiencies through the mechanisms in the Rights Plan. These deficiencies are described in greater detail below.

              At the Meeting, Shareholders will be asked to consider and, if it is deemed advisable, pass the Rights Plan Resolution ratifying the Rights Plan. If the Rights Plan Resolution is approved at the Meeting by the Shareholder votes described below under "Shareholder Approval", the Rights Plan will continue in effect. If the Rights Plan Resolution is not approved, the Rights Plan will terminate as of the date of termination of the Meeting. The full text of the Rights Plan Resolution appears in Schedule "B" of this Information Circular and Proxy Statement.

Background

              The Rights Plan, which is in a typical form for Canadian publicly-listed issuers, was reviewed by the Corporation's Board of Directors, which reviewed and considered the Rights Plan with the Corporation's legal advisors. The Rights Plan is designed to encourage the fair and equal treatment of Shareholders in connection with any take-over bid for the Corporation. While applicable securities legislation addresses many concerns about unequal treatment of Shareholders, there remains a possibility that control or effective control may be acquired pursuant to private agreements in which a small number of Shareholders dispose of Common Shares at a premium to the market price and other Shareholders have no opportunity to participate, or that a control position could be accumulated over time without payment of fair value for control or fair sharing of any control premium among all Shareholders. The Rights Plan enables the Corporation to preserve its ability to obtain the best value for all Shareholders. Under the Rights Plan, one share purchase right was issued and attached to each outstanding Common Share of the Corporation as of March 11, 2013. The rights will become exercisable only if a bidder acquires or announces an intention to acquire a total of 20% or more of the Corporation's outstanding Common Shares, other than pursuant to a Permitted Bid as defined in the Rights Plan and subject to the ability of the Board of Directors to defer the time at which the rights become exercisable. Following the acquisition of 20% of the outstanding Common Shares by the bidder, each right held by a person other than the bidder would entitle the holder to purchase Common Shares at a substantial discount to their then prevailing market price. The issuance of the Common Shares upon exercise of the rights is subject to receipt of regulatory approval.

Time to Consider Bid

              Under current Canadian securities legislation, the minimum period that a take-over bid must remain open for acceptance is 35 days. The Board of Directors is of the view that 35 days constitutes an insufficient amount of time to permit the Directors and Shareholders to assess an offer, and to allow the Directors to negotiate with the offeror, solicit competing offers, consider alternative transactions, and otherwise take the actions appropriate in the circumstances. The Rights Plan gives the Board of Directors and Shareholders more time to consider a take-over bid by requiring an offeror to make a "Permitted Bid" if it wishes to proceed without negotiating with the Board of Directors and without triggering the Rights Plan. In order to qualify as a Permitted Bid, the bid must meet certain minimum conditions. A Permitted Bid must, among other things, be open for at least 60 days and must remain open for a further period of 10 business days after the offeror publicly announces that more than 50% of the outstanding Common Shares held by Independent Shareholders (as defined below) have been deposited or tendered and not withdrawn. "Independent Shareholders" include all holders of Common Shares other than (i) a person who is the beneficial owner of 20% or more of the Common Shares subject to certain exceptions (an "Acquiring Person"), (ii) any offeror making a take-over bid, (iii) any affiliate or associate of an Acquiring Person or offeror, (iv) persons acting "jointly or in concert" with an Acquiring Person or offeror, and (v) a plan or trust for the benefit of employees of the Corporation or a subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which the Common Shares are to be voted or withheld from voting or direct whether or not the Common Shares are to be tendered to a take-over bid.

Pressure to Tender

              A Shareholder may feel compelled to tender to a take-over bid that the Shareholder considers to be inadequate because, in failing to tender, the Shareholder may be left with illiquid or minority discounted Common Shares. The Rights Plan contains a Shareholder approval mechanism in the Permitted Bid definition, which is that no Common Shares may be taken up and paid for under the bid unless more than 50% of the outstanding Common Shares held by Independent Shareholders have been deposited or tendered and not withdrawn. In addition, a Permitted Bid must remain open for acceptance for a further period of 10 business days following public announcement that more than 50% of the outstanding Common Shares have been deposited. The Rights Plan therefore helps to separate a Shareholder's decision to accept a bid from the decision to tender, thereby lessening concern about undue pressure to tender to the bid. At the same time, the Rights Plan does not prohibit partial bids.

Unequal Treatment of Shareholders

              Under current Canadian securities legislation, an offeror may obtain control or effective control of a company without paying full value, without obtaining Shareholder approval and without treating all Shareholders equally. For example, an acquirer could acquire blocks of shares by private agreement from one or a small group of Shareholders at a premium to market price, which premium is not shared by the other Shareholders. In addition, a person could slowly accumulate Common Shares through stock exchange acquisitions that may result, over time, in an acquisition of control or effective control without paying a control premium or fair sharing of any control premium among Shareholders. Under the Rights Plan, if it is to qualify as a Permitted Bid, any offer to acquire 20% or more of the Corporation's Common Shares must be made to all holders of Common Shares, other than the Person who is making or has announced a current intention to make a Takeover Bid.

              A copy of the Rights Plan will be available for inspection by Shareholders at the Corporation's records office during statutory business hours on the five business days immediately preceding the Meeting. The following is a summary of the principal terms and conditions of the Rights Plan. The summary is qualified in its entirety by the complete text of the Rights Plan which was filed on SEDAR at www.sedar.com and as Exhibit 4.1 to the Corporation's Current Report on Form 8-K on March 1, 2013 on Electronic Data Gathering, Analysis and Retrieval ("EDGAR") at www.sec.gov/edgar.shtml.

 Summary

              On February 28, 2013, pursuant to the Rights Plan, one common share purchase right (individually, a "Right" and, collectively, the "Rights") was issued for each outstanding Common Share to Shareholders of record at the close of business on March 11, 2013 (the "Record Time"). One Right will also be issued in respect of each Common Share issued thereafter, subject to the limitations set forth in the Rights Plan. The Rights Plan will utilize the mechanism of the "Permitted Bid" (as described below) to ensure that a person seeking control of the Corporation gives Shareholders and the Board of Directors sufficient time to evaluate the bid, negotiate with the initial bidder and encourage competing bids to emerge. The purpose of the Rights Plan is to protect Shareholders by requiring all potential bidders to comply with the conditions specified in the Permitted Bid provisions or else such bidders are subject to the dilutive features of the Rights Plan.

              Under the Rights Plan, the Rights will be evidenced by the certificates evidencing Common Shares until the close of business on the tenth trading day after the earliest of: (i) the first date of public announcement by the Corporation or an Acquiring Person (as defined below) of facts indicating that a person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person (other than the Corporation or any subsidiary of the Corporation) to commence, a take-over bid, other than a Permitted Bid or a Competing Permitted Bid (each as defined below); or (iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such, or such later date as may be determined by the Board of Directors, in good faith (the "Separation Time"). Prior to the Separation Time, the Rights will not be exercisable. Following the Separation Time, each Right will entitle the registered holder to purchase from the Corporation one Common Share at a price of $100 per Common Share, subject to adjustment pursuant to the terms of the Rights Plan (the "Exercise Price").

              Under the Rights Plan, if a transaction or event occurs that results in a person becoming an Acquiring Person (a "Flip-in Event") then the Rights beneficially owned by an Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing (or any direct or indirect transferee or successor of such Rights) will become null and void and the Rights (other than those beneficially owned by the Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing or any transferee of such Rights) will entitle the holder to purchase, effective at the close of business on the tenth business day after the first date of public announcement by the Corporation or an Acquiring Person of facts indicating that a person has become an Acquiring Person, for the Exercise Price, that number of Common Shares having an aggregate market price equal to twice the Exercise Price, subject to adjustment in certain circumstances.

              An "Acquiring Person" is a person that beneficially owns 20% or more of the Corporation's outstanding voting shares, other than the Corporation or any subsidiary of the Corporation, an underwriter acquiring voting shares from the Corporation in connection with a distribution of securities, a Grandfathered Person (as defined below) or any person that would become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others, (i) acquisitions pursuant to a Permitted Bid or a Competing Permitted Bid, (ii) certain other specified exempt acquisitions, and (iii) transactions to which the application of the Rights Plan has been waived by the Board of Directors. A "Grandfathered Person" means each person that beneficially owns, as of the effective date of the Rights Plan, 20% or more of the outstanding voting shares, except that (a) each such person will be considered a Grandfathered Person only if and so long as the voting shares that are beneficially owned by such person do not exceed the number of voting shares which are beneficially owned by such person as of the effective date of the Rights Plan, plus any additional voting shares representing not more than 1% of the Common Shares outstanding as of the effective date of the Rights Plan, and (b) a person will cease to be a

Grandfathered Person immediately at such time as such person ceases to be the beneficial owner of 20% or more of the voting shares then outstanding.

              The Rights Plan is not triggered by a Permitted Bid or a Competing Permitted Bid.

              A "Permitted Bid" is a take-over bid where the bid is made by way of a take-over bid circular to all registered holders of the Corporation's voting shares, other than the offeror, and the bid is subject to irrevocable and unqualified conditions (and only so long as all the conditions are met) that (i) no voting shares shall be taken up or paid for prior to the close of business on a date which is not less than 60 days after the date of the take-over bid and then only if more than 50% of the outstanding voting shares held by Independent Shareholders (as defined below) have been deposited or tendered pursuant to the take-over bid and not withdrawn, (ii) voting shares may be deposited pursuant to the take-over bid (unless the take-over bid is withdrawn) at any time prior to the date on which voting shares are first taken up and paid for under the take-over bid and may be withdrawn until taken up and paid for, and (iii) if on the date on which voting shares may be taken up and paid for, more than 50% of the voting shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, that fact will be publicly announced by the offeror and the take-over bid will be extended for at least 10 business days following such announcement.

              "Independent Shareholders" means holders of Common Shares, but shall not include (i) any Acquiring Person or any offeror, or any affiliate or associate of such Acquiring Person or such offeror, or any person acting jointly or in concert with such Acquiring Person or such offeror, or (ii) any person holding Common Shares under any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Common Shares are to be voted or direct whether the Common Shares are to be deposited or tendered to a take-over bid.

              A "Competing Permitted Bid" is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for voting shares tendered under a Competing Permitted Bid is not 60 days, but is instead the later of (i) 35 days after the date the Competing Permitted Bid is made, and (ii) the earliest date for take-up and payment of voting shares under any other Permitted Bid or Competing Permitted Bid then in existence.

              Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board of Directors and such bids may be made directly to Shareholders. Acquisitions of the Corporation's voting shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Certificates and Transferability

              The Rights Plan provides that, until the Separation Time, the Rights may be transferred with and only with the Common Shares and certificates for Common Shares will evidence one Right for each Common Share represented by the certificate. Certificates for Common Shares issued after the Record Time shall bear a legend stating that each certificate also represents one Right. Promptly after the Separation Time, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of Common Shares as of the Separation Time (other than an Acquiring Person and other excluded persons pursuant to the terms of the Rights Plan). Such separate Right Certificates alone will evidence the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Corporation, including no right to vote or to receive dividends.

Redemption, Waiver and Amendment

              The Board of Directors may, at any time prior to the occurrence of a Flip-In Event, with the consent of the majority of Independent Shareholders if prior to the Separation Time or the majority of the holders of Rights (other than an Acquired Person or other holder excluded by the terms of the Rights Plan) if after the Separation Time, redeem the Rights in whole, but not in part, at a price of $0.0001 per Right, subject to adjustment (the "Redemption Price"). Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

              The Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of the Corporation's Common Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Common Shares, with the prior consent of the majority of Independent Shareholders, waive the application of the Rights Plan to such Flip-in Event. In such event, the Board of Directors will extend the Separation Time to a date at least 10 business days following the meeting of Shareholders called to approve such waiver.

              The Board of Directors may also waive the application of the Rights Plan to a Flip-in Event, if the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person. Any such waiver must be on the condition that such Acquiring Person: (a) has, within 30 days after the Board of Directors' determination (or such earlier or later date as the Board of Directors decides), reduced its beneficial ownership of the voting shares such that it is no longer an Acquiring Person; or (b) enters into a contractual arrangement with the Corporation, on terms acceptable to the Board of Directors, to reduce its beneficial ownership of voting shares within 30 days of the entry into such contractual arrangement; and in the event of such waiver, for the purposes of the Rights Plan, the Flip-in Event shall be deemed never to have occurred.

              In the event that, prior to the occurrence of a Flip-in Event, a person acquires Common Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a take-over bid for which the Board of Directors has waived the application of the Rights Plan, then the Corporation shall, immediately upon the consummation of such acquisition and without further formality, redeem the Rights for the Redemption Price.

              The Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a take-over bid for all of the voting shares made by means of a take-over bid circular sent to all holders of record of voting shares, waive the application of the Rights Plan to such Flip-in Event by prior written notice delivered to the Rights Agent, provided however, that if the Board of Directors waives the application of the Rights Plan to such Flip-in Event, the Board of Directors shall be deemed to have waived the application of the Rights Plan to any other Flip-in Event occurring by reason of any take-over bid for all voting shares which is made by means of a take-over bid circular sent to all holders of record of voting shares prior to the expiry, termination or withdrawal of any take-over bid in respect of which a waiver is, or is deemed to have been granted.

              Prior to the Separation Time, the Corporation may, by resolution of the Board of Directors and with the prior consent of the majority of Independent Shareholders, supplement or amend the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally). Following the Separation Time, the Corporation may, by resolution of the Board of

Directors and with the prior consent of the majority of the holders of the Rights (other than an Acquiring Person or other holder as excluded by the terms of the Rights Plan), supplement or amend the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally).

Term

              The Rights Plan will remain in effect until the earlier of (a) the date of termination of Meeting, and (b) six months from the effective date of the Rights Plan, if the Rights Plan is not confirmed by a majority of the Independent Shareholders at the Meeting. If confirmed at the Meeting, the Rights Plan must be reconfirmed at every third annual meeting following the Meeting, or the Rights Plan and the Rights will otherwise terminate on the date of the meeting if the Rights Plan is not reconfirmed or presented for reconfirmation. Notwithstanding the foregoing, the Rights will terminate on the close of business on February 28, 2023.

Effect of Rights Plan

              The Board of Directors believes that the ultimate effect of the Rights Plan will be to ensure equal treatment of Shareholders in the context of an acquisition of control, and lessen the pressure on Shareholders to tender to a bid. It is not the intention of the Board of Directors to entrench itself or avoid a bid for control that is fair and in the best interest of the Corporation. For example, Shareholders may tender to a bid that meets the Permitted Bid criteria without triggering the Rights Plan, regardless of the acceptability of the bid to the Board of Directors. The Rights Plan does not diminish or detract from the duty of the Board of Directors to act honestly, in good faith and in the best interests of the Corporation, or to consider on that basis any take-over bid that is made, nor does the Rights Plan alter the proxy mechanism to change the Board of Directors, create dilution on the initial issue of the Rights, or change the way in which the Common Shares trade. The Rights Plan was not adopted in response to, or in anticipation of, any known take-over bid or proposal to acquire control of the Corporation.

Shareholder Approval

              In order for the resolution ratifying the Rights Plan to be effective, at least a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting must be voted in favour of the Rights Plan Resolution.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of the Rights Plan Resolution.

              The Board of Directors recommends a vote FOR approval of the Rights Plan Resolution, as disclosed in this Information Circular and Proxy Statement.

MATTER 5: SPECIAL BUSINESS — CONFIRMATION AND APPROVAL OF ADVANCE NOTICE POLICY

Background

              On April 1, 2013, the Board of Directors adopted an advance notice policy (the "Advance Notice Policy") with immediate effect, a copy of which is set out in Schedule "D" to this Information Circular and Proxy Statement, consistent with developments in market practice whereby advance notice policies have become more prevalent for Canadian and U.S. companies. In order for the Advance Notice Policy to remain in effect following termination of the Meeting, the Advance Notice Policy must be ratified, confirmed and approved at the Meeting, as set forth more fully below. The full text of the Advance Notice Resolution appears in Schedule "C" of this Information Circular and Proxy Statement.

Purpose of the Advance Notice Policy

              The Advance Notice Policy: (i) facilitates orderly and efficient annual general or, where the need arises, special, meetings; (ii) ensures that all Shareholders receive adequate notice of the Director nominations and sufficient information with respect to all nominees; and (iii) allows Shareholders to register an informed vote.

              The purpose of the Advance Notice Policy is to provide Shareholders, Directors and management of the Corporation with direction on the procedure for Shareholder nomination of Directors. The Advance Notice Policy is the framework by which the Corporation seeks to fix a deadline by which holders of record of Common Shares of the Corporation must submit Director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

Effect of the Advance Notice Policy

              Subject only to the BCBCA and the Articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of Shareholders, or at any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of Directors: (a) by or at the direction of the Board of Directors, including pursuant to a notice of meeting; (b) by or at the direction or request of one or more Shareholders pursuant to a proposal made in accordance with the provisions of the BCBCA, or a requisition of the Shareholders made in accordance with the provisions of the BCBCA; or (c) by any person (a "Nominating Shareholder"): (A) who, at the close of business on the date of the giving of the notice provided for below in the Advance Notice Policy and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in the Advance Notice Policy.

              In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation at the principal executive offices of the Corporation.

              To be timely, a Nominating Shareholder's notice to the Corporate Secretary of the Corporation must be made: (a) in the case of an annual meeting of Shareholders (which may also be an annual and special meeting of Shareholders), not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing Directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. In no event shall any adjournment or postponement of a meeting of Shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described above.

              To be in proper written form, a Nominating Shareholder's notice to the Corporate Secretary of the Corporation must set forth: (a) as to each person whom the Nominating Shareholder proposes to nominate for election as a Director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (D) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of Directors pursuant to the BCBCA and Applicable Securities Laws (as defined below); (b) as to the Nominating Shareholder giving the notice, (A) the name and address of the Nominating Shareholder, (B) the class or series and number of shares of the Corporation that are owned, directly or indirectly, beneficially or held of record by such Nominating Shareholder or any of its affiliates (naming such affiliates), (C) a description of any agreement, arrangement or understanding (including any swap or other derivative or short position, profit interest, option, warrant, convertible security, share appreciation or similar right with exercise or conversion privileges, hedging transactions, and securities lending or borrowing arrangement) to which such Nominating Shareholder or any of its affiliates is, directly or indirectly, a party as of the date of such notice (1) with respect to shares of the Corporation; or (2) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of security price changes (increases or decreases) for, or increase or decrease the voting power of such Nominating Shareholder or any of its affiliates with respect to securities of the Corporation or which has a value derived in whole or in part, directly or indirectly, from the value (or change in value) of any securities of the Corporation, in each case whether or not subject to settlement in the underlying security of the Corporation (each such agreement, arrangement or understanding, a "Disclosable Arrangement") (specifying in each case (I) the effect of such Disclosable Arrangement on voting or economic rights in securities in the Corporation, as of the date of the notice; and (II) any changes in such voting or economic rights which may arise pursuant to the terms of such Disclosable Arrangement); (D) any proxy, agreement, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote, directly or indirectly, any shares of the Corporation; (E) any rights to dividends on the shares of the Corporation owned, directly or indirectly, beneficially by such Nominating Shareholder that are separated or separable from the underlying shares of the Corporation; (F) any proportionate interest in shares of the Corporation or Disclosable Arrangements held, directly or indirectly, by a general or limited partnership in which such Nominating Shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (G) any performance-related fees (other than an asset-based fee) that such Nominating Shareholder is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Disclosable Arrangements, if any, as of the date of such notice, including any such interests held by members of such Nominating Shareholder's immediate family sharing the same household; (H) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (I) a representation whether such Nominating Shareholder intends, or is part of a group which intends, (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding shares required to approve or adopt the proposal or elect the nominee; and/or (2) otherwise to solicit proxies from shareholders in support of such proposal or nomination; and (J) any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and Applicable Securities Laws (as defined below); and (c) an undertaking by the Nominating Shareholder to notify the Corporation in writing of any change in the information previously disclosed pursuant to (a)(D) or (b) above as of the record date for determining Shareholders entitled to receive notice of such meeting, by notice received by the Corporate Secretary not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information (and, in any event, by the close of business on the day preceding the meeting date). The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation or that could be material to a reasonable Shareholder's understanding of the independence, or lack thereof, of such proposed nominee.

              No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the provisions of the Advance Notice Policy; provided, however, that nothing in the Advance Notice Policy shall be deemed to preclude discussion by a Shareholder (as distinct from the nomination of Directors) at a meeting of Shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the BCBCA. The Chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

              For purposes of the Advance Notice Policy: (a) "public announcement" shall mean disclosure in a press release reported by a national news service in Canada and the United States, or in a document publicly filed by the Corporation under its profile on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml; and (b) "Applicable Securities Laws" means the applicable securities legislation of each relevant province, state and territory of Canada and the United States, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province, state and territory of Canada and the United States.

              Notwithstanding any other provision of the Advance Notice Policy, notice given to the Corporate Secretary of the Corporation pursuant to the Advance Notice Policy may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the Corporate Secretary of the Corporation for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

              Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, waive any requirement in the Advance Notice Policy.

Shareholder Approval

              If the Advance Notice Policy is approved at the Meeting, the Advance Notice Policy will continue to be effective and in full force and effect in accordance with its terms and conditions beyond the termination of the Meeting. If the Advance Notice Policy is not approved at the Meeting, the Advance Notice Policy will terminate and be of no further force or effect from and after the termination of the Meeting.

              In order for the resolution ratifying the Advance Notice Policy to be effective, at least a majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting must be voted in favour of the Advance Notice Resolution.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of the Advance Notice Resolution.

              The Board of Directors recommends a vote FOR approval of the Advance Notice Resolution, as disclosed in this Information Circular and Proxy Statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

              The following Compensation Discussion and Analysis ("CD&A") describes the Corporation's compensation policies and practices as they relate to our executive officers included in the Summary Compensation Table below (the "named executive officers"). The Corporation's named executive officers for 2012 were Barry E. Welch, our President and Chief Executive Officer; Terrence Ronan, our Executive Vice President — Chief Financial Officer (effective August 20, 2012); Paul H. Rapisarda, our Executive Vice President — Commercial Development; and Lisa Donahue, our interim Chief Financial Officer through August 20, 2012 (prior to Mr. Ronan's appointment).

Corporate Performance — Achievements and Business Highlights

              In 2012, we:

  •
  Added 450 net megawatts ("MW"), or 20%, to operating portfolio, including 300 MW with Canadian Hills Wind, LLC and 150 MW with Ridgeline Energy LLC ("Ridgeline Energy"), bringing total anticipated cash flow from these projects to approximately $24 million – $31 million per year;

  •
  Continued construction on the Piedmont Green Power biomass project, which is expected to add 53 MW to operating portfolio;

  •
  Acquired Ridgeline Energy to meet strategic goal of strengthening development capabilities and providing better visibility on growth pipeline;

  •
  Successfully managed over 350 MW/$550 million of construction projects with challenging schedules;

  •
  Raised approximately $300 million in public markets and approximately $500 million in construction loan and tax equity investments to support growth initiatives;

  •
  Exceeded budget and high-end of guidance range for project cash distributions;

  •
  Achieved superior operating and safety performance;

  •
  Disposed of Primary Energy Recycling Holdings, LLC and the Badger Creek project and advanced processes to sell the Path 15 Transmission project, the Delta-Person generating station, the Gregory project, Lake CoGen, Ltd., Auburndale Power Partners, L.P. and Pasco CoGen, Ltd. This portfolio rationalization returns capital from non-core assets to be redeployed consistent with the Corporation's core strategy; and

  •
  Successfully integrated the Capital Power Income L.P. acquisition and greatly strengthened the organization to be scalable for continued growth.

              In 2013, in connection with the review of strategy, business prospects, financial position, operating environment and outlook by management and the Board of Directors, the Corporation focused on its objective of providing shareholders with an attractive total return, with a view to appropriately balance the income and growth components of total return to enhance long-term value. As a result of this review, the Board of Directors, with management's recommendation, approved a reduction in the annual dividend level as announced on February 28, 2013.

Executive Compensation Objectives

              Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success in alignment with long-term Shareholder goals. The objectives of the Corporation's compensation program are to:

  •
  attract and retain highly qualified executive officers with a history of proven success;

  •
  align the interests of the executive officers with Shareholders' interests and with the execution of the Corporation's business strategy by having a significant portion of the named executive officers' compensation at risk and based on the Corporation's performance;

  •
  establish performance goals for compensation payments that, if met by the Corporation, are expected to improve long-term Shareholder value; and

  •
  tie compensation to performance with respect to those goals and provide competitive compensation for achieving them.

              The Corporation's compensation program is designed to provide competitive rewards for services and incentive for its senior management team to implement both short-term and long-term strategies aimed at increasing Shareholder value and aligning the interests of senior management with those of the Shareholders, while minimizing incentives to engage in high-risk business strategies.

              The compensation program of the Corporation has been established in order to compete with remuneration practices of companies similar to the Corporation and those which represent potential competition for the Corporation's executive officers and other employees. In this respect, the Corporation identifies remuneration practices and remuneration levels of companies that are likely to compete for its employees. In designing the compensation program, the Board of Directors focuses on remaining competitive in the market with respect to total compensation for each of the named executive officers. However, the Board of Directors does review each element of compensation for market competitiveness and it may weigh a particular element more heavily based on the named executive officer's role.

              Our executive compensation program is administered by our independent Compensation Committee. Mr. Welch was involved in making recommendations to the Compensation Committee regarding compensation for Mr. Ronan and Mr. Rapisarda.

2012 Say-on-Pay Vote

              At the Corporation's Annual Meeting of Shareholders held on June 22, 2012, 88.01% of the votes cast on the Say-on-Pay proposal regarding the executive compensation of the Corporation's named executive officers identified in the Corporation's 2012 Information Circular and Proxy Statement were voted in favour of the proposal. The Compensation Committee believes this strong affirmative vote affirms Shareholders' support of the Corporation's approach to executive compensation. Since that time, the Compensation Committee has adopted a share ownership policy for its named executive officers and added clawback provisions to its executive employment agreements. The Compensation Committee will continue to consider the outcome of the Corporation's annual "say-on-pay" votes when making future compensation decisions for named executive officers.

Elements of Executive Compensation

              The compensation of each named executive officer includes a base salary, cash bonus and eligibility for awards under the long-term incentive plan. All compensation decisions for named executive officers are made by the Compensation Committee of the Board of Directors.

Base salary

              The base salaries for the named executive officers (other than Ms. Donahue) for 2012 were based on a review by the Compensation Committee, considering the level of responsibility, the experience level attained by the relevant named executive officer, competitive salaries for similar positions in the market, and his personal contribution to the Corporation's operating and financial performance with a goal of ensuring that the base salaries are appropriate and competitive, and considering the approximate doubling of the Corporation's enterprise value and market capitalization through acquisitions in 2011. Lisa Donahue, our interim Chief Financial Officer from June 12, 2011 to August 20, 2012, serves as a Managing Director of AlixPartners, LLP ("AlixPartners"), with whom we entered into an agreement for management services relating to fees for Ms. Donahue's services. Accordingly, Ms. Donahue's compensation was not determined by the Compensation Committee.

              Barry E. Welch.    Since 2004, Mr. Welch has been the President and Chief Executive Officer of the Corporation (until December 31, 2009, through the Manager). Mr. Welch's salary was $575,000 for 2011 and was increased to $700,000 at the beginning of 2012 based on a review of peer company data as well as his accomplishments in achieving the Corporation's goals and objectives and his critical role in executing the Corporation's strategy. The Compensation Committee analyzed salaries paid to the chief executive officer or president of the following companies in making this determination: Calpine Corporation, AES Corporation, GenOn Energy, Inc., NiSource, Inc., Scana Corporation, NorthWestern Corporation, TransAlta Corporation, Just Energy Group Inc., Northland Power Inc., Dynegy Inc., NRG Energy, Inc. and Fortis Inc.

              Terrence Ronan.    On August 20, 2012, Terrence Ronan became the Corporation's Executive Vice President — Chief Financial Officer and Corporate Secretary with an initial annual base salary of $375,000. Mr. Ronan's salary was determined with reference to peer company data. The Compensation Committee analyzed salaries paid to the chief financial officer of the following companies: Calpine Corporation, AES Corporation, GenOn Energy, Inc., NiSource, Inc., Scana Corporation, NorthWestern Corporation, TransAlta Corporation, Just Energy Group Inc., Northland Power Inc., Dynegy Inc., NRG Energy, Inc. and Fortis Inc.

              Paul H. Rapisarda.    Beginning in 2011, Mr. Rapisarda became the Corporation's Executive Vice President — Commercial Development. Mr. Rapisarda's salary was $310,000 for 2011 and was increased to $425,000 at the beginning of 2012 based on a review of peer company data as well as his accomplishments in achieving the Corporation's goals and objectives and his critical role in executing the Corporation's strategy. The Compensation Committee analyzed salaries paid to the chief operating officer, executive vice president or chief financial officer of the following companies in making this determination: Just Energy Group Inc., Enbridge, Inc., Northland Power Inc., Dynegy Inc., NRG Energy, Inc. and Fortis. Inc.

              None of the named executive officers received an increase in annual base salary for the 2013 calendar year.

Annual cash bonus (non-equity incentive plan compensation)

              In the case of Barry E. Welch, President and Chief Executive Officer and Paul H. Rapisarda, Executive Vice President — Commercial Development, for each of the three years 2009 through 2011, annual cash bonuses were determined in accordance with the terms of their respective employment agreements. The cash bonuses paid to Barry E. Welch and Paul H. Rapisarda in January 2012 were the last ones to be determined under the framework provided in their employment agreements. For performance year 2012 and beyond, the Compensation Committee developed and approved a new methodology to determine the cash bonus payable to Barry E. Welch, Terrence Ronan and Paul H. Rapisarda. Payouts under the new short-term incentive program ("STIP") are included in the column identified as "Non-equity incentive plan compensation" in the Summary Compensation Table. The Compensation Committee set target ranges for each named executive officer's cash bonus based on base salary. The same performance measures were chosen for all executives, but with individual weightings assigned to each measure. Under the STIP, the performance of these three named executive officers for the year ended December 31, 2012 was evaluated utilizing the following four performance criteria:

	Chief Executive Officer	Executive Vice President- Chief Financial Officer	Executive Vice President- Commercial Development
1. Performance of Existing Portfolio	20%	30%	30%
a. Project Adjusted EBITDA (as defined below) vs. Board approved budget
b. Cash Flow from Projects (as defined below) vs. guidance
c. Approved commercial and operating goals
d. Environmental health and safety
2. Growth	30%	20%	30%
a. Capital committed vs. goal
b. Building acquisition pipeline
c. Demonstrable synergies and integration
3. Financial and Risk Management	20%	30%	20%
a. Effective capital raises
b. Broadening investor base
c. Approved risk management objectives
d. Expanded analyst coverage and strengthened credit rating
4. Discretionary	30%	20%	20%
a. Leadership and strategic planning
b. Hiring, mentoring, development and succession planning
c. Commitment, energy level and creativity
d. Overall effectiveness individually and on senior officer team
Target ranges for STIP as percentages of base salaries	75-150%	50-100%	50-100%

              Project Adjusted EBITDA is defined for purposes of the STIP as earnings before interest, taxes, depreciation and amortization ("EBITDA") from consolidating and equity accounted projects, including Project Adjusted EBITDA from projects that, after January 1, 2012, have been classified as held for sale or as discontinued operations. The EBITDA from equity accounted projects represents the Corporation's ownership percentage in the projects. Cash Flow from Projects is defined as distributions and management fees received from projects and proceeds from foreign exchange transactions, less general and administrative costs, less taxes paid, less corporate interest and preferred share costs.

              The Corporation's actual Project Adjusted EBITDA for purposes of the STIP for the year ended December 31, 2012 was $333 million, which was $1 million lower than the Board of Directors' approved budget. Cash Flow from Projects for the year ended December 31, 2012 was $275 million, which was $10 million higher than the high end of the Corporation's guidance. The Committee reviewed these results, as well as the Corporation's achievement against the other strategic and operational goals described in the table above and the individual's achievement against the discretionary goals in determining the actual bonus to be paid to each of the named executive officers in respect of 2012.

              For the annual cash bonuses paid in 2013 based on the 2012 performance year, the named executive officers' awards were determined in the first quarter of 2013 to be as follows:

Name	2012 Bonus Amount	% of Base Salary	Factors considered
Barry E. Welch	$700,000	100%	• Contribution to the Corporation's achievement of its overall business goals
			• Discretionary factors described above, including leadership and strategic planning
Terrence Ronan	$150,000	40%, based upon a bonus of approximately 110% of Mr. Ronan's base salary for 2012, prorated to take into account the date he joined the Corporation	• Contribution to the Corporation's goals, especially regarding financial and risk management
Paul H. Rapisarda	$395,000	93%	• Contribution to the Corporation's goals, especially achievement of its growth goals

              Our interim Chief Financial Officer, Lisa Donahue, did not receive an annual bonus from us for the 2011 or 2012 performance years as fees for her services were subject to our agreement with AlixPartners.

Long Term Incentive Plan

              The named executive officers and other employees of the Corporation are eligible to participate in the Corporation's Amended and Restated Long Term Incentive Plan ("LTIP"), as in effect from time to time, as determined by the Board of Directors. The purpose of the LTIP is to align the interests of employees with the long-term interests of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

    2012 LTIP Awards in respect of 2011 Performance Year

              For the LTIP grants made in 2012, the Board of Directors established LTIP award amounts that each executive officer participant earned under the LTIP based upon the Corporation's performance against specified criteria, subject to Compensation Committee discretion. If certain levels of target performance were achieved, the executive officers would become eligible to receive a grant of a number of notional shares (including fractional notional shares) to be calculated by dividing an incentive amount by the market price per Common Share (defined in the LTIP as the weighted average closing price of a Common Share on the Toronto Stock Exchange for the five days immediately preceding the grant date). Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Any notional shares granted to an executive officer in respect of a performance period are credited to a notional share account for each executive officer on the determination date for such performance period. Each notional share is entitled to receive distributions equal to the distributions on a Common Share, to be credited in the form of additional notional shares immediately following any distribution on the Common Shares.

              On the applicable vesting date for notional shares held in an executive officer's notional share account with respect to these awards, the Corporation will redeem the vested notional shares as follows: (i) one third by lump sum cash payment (generally intended to be withheld toward payment of taxes that will be owed due to the vesting), and (ii) the remaining two thirds by an exchange for Common Shares. Notwithstanding the foregoing, the Compensation Committee may redeem 100% of an executive officer's notional shares by lump sum cash payment. In addition, an executive officer may elect to redeem such notional shares for 100% common shares upon prior written notice of such election. All issuances of Common Shares on redemption of notional shares under the LTIP are subject to compliance with applicable securities laws.

              On February 29, 2012, for the 2011 performance year, Barry E. Welch, President and Chief Executive Officer and Paul H. Rapisarda, Executive Vice President — Commercial Development, received annual grants with a value equal to their 2012 salaries of $700,000 and $425,000, respectively, and, in addition, a discretionary one-time special award of 15,000 and 12,000 notional shares, respectively. Each of these awards will vest as to one third over each of the three years following the year of the award, subject to continued employment of the executive officer.

              On September 19, 2012, as part of the compensation package the Corporation offered to Mr. Ronan upon his appointment as Executive Vice President — Chief Financial Officer of the Corporation, and in order to more closely align Mr. Ronan's interests with those of the Corporation and its Shareholders, Mr. Ronan received a grant of 9,000 notional shares. This award vests as to one third over each of the three years following the year of the award, beginning on February 28, 2013, subject to Mr. Ronan's continued employment.

    2013 LTIP Awards in respect of the 2012 Performance Year

              In 2012, the Compensation Committee reviewed the LTIP for the Corporation's executive officers and considered changes in light of changes to the scale and complexity of the Corporation as well as input about plans for similar companies, especially those in the United States, which is the relevant market for the Corporation's executive officers. Based on this review, the Compensation Committee approved certain changes to the LTIP beginning in 2012. However, as further detailed below, the Board of Directors subsequently determined not to grant awards in 2013 under the LTIP as revised, but rather to grant discretionary awards of notional shares with an initial award amount of $200,000 and $100,000 to Paul H. Rapisarda, Executive Vice President — Commercial Development, and Terrence Ronan, Executive Vice President — Chief Financial Officer, respectively, with vesting based on corporate performance results in a three year period. The Board of Directors determined to make no 2013 long-term incentive award in respect of the 2012 performance year to Mr. Welch, after taking into account his recommendation that he receive no award.

              Under the LTIP as revised, awards for the 2012 performance year would have been based upon a combined measure of Project Adjusted EBITDA per Common Share (as defined below for purposes of the LTIP), Free Cash Flow (as defined below), Growth Cash Flow (as defined below) and relative TSR. Awards under the revised LTIP would have vested as to one third over each of the three years following the year of the award.

              For 2012, the possible quantum of awards under the revised LTIP ranged from zero to a cap of $2.8 million for the Chief Executive Officer and $1.5 million for each of the Executive Vice President — Chief Financial Officer and Executive Vice President — Commercial Development. For 2012, the midpoint targets for each of the four performance measures were set as follows: (1) Project Adjusted EBITDA per Common Share — $2.98 to $3.03; (2) Free Cash Flow — $140.3 million to $143.1 million; (3) Growth Cash Flow — $18.5 million to $21.7 million; and (4) relative TSR — 56th to 65th percentile. If each of these target ranges were achieved in 2012, the recommended award for our Chief Executive Officer would be $1.5 million and for our Executive Vice President — Chief Financial Officer and our Executive Vice President — Commercial Development would be $750,000.

              Project Adjusted EBITDA per Common Share means, for purposes of the LTIP, project income plus interest, taxes, depreciation and amortization (including non-cash impairment charges), including Project Adjusted EBITDA from projects that, after January 1, 2012, have been classified as held for sale or as discontinued operations, and changes in fair value of derivative instruments. Free Cash Flow is defined as the Corporation's cash flow before distributions or dividends. Growth Cash Flow is defined as the pro forma annualized aggregate cash flow from new projects or companies purchased during the year.

              TSR refers to the change in the total value of a Common Share investment in the Corporation over a given period, taking into account reinvested dividends on the Common Shares during such period. For 2012, the Compensation Committee included the following companies in the peer group (the "TSR Peer Group") for the purpose of determining the Corporation's relative TSR performance:

  •
  Boralex, Inc.;

  •
  Brookfield Renewable Power Fund;

  •
  Northland Power, Inc.;

  •
  Capstone Infrastructure Corp.;

  •
  Innergex Renewable Energy, Inc.;

  •
  Algonquin Power & Utilities Corp.;

  •
  Maxim Power Corp;

  •
  50 U.S.-listed master limited partnerships in the Alerian Index; and

  •
  18 utilities in the S&P 400 Utility Index.

              The following table indicates the thresholds established for each performance measure under the LTIP for 2012 and corresponding percentages of the target award at each level of performance, as well as the actual level of achievement for each performance measure. Up to 25% of the target award would have been earned in respect of each performance measure, subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate.

Target and Actual Performance Measures under LTIP for Fiscal Year Ended December 31, 2012
(Each Performance Measure comprises 25% of potential LTIP award)

Project Adjusted EBITDA/Share	≤$2.73	$2.74-$2.85	$2.86-$2.97	$2.98-$3.03	$3.04-$3.09	$3.10-$3.14	≥$3.15
Score	0	92%	96%	100%	102%	104%	106%
Actual			2.97
Free Cash Flow (millions)	≤$129.05	$129.06-$134.66	$134.67-$140.27	$140.28-$143.08	$143.09-$145.88	$145.89-$148.67	≥$148.68
Score		92%	96%	100%	102%	104%	106%
Actual		134.3
Growth Cash Flow (millions)	≤$9.25	$9.26-$13.90	$13.91-$18.50	$18.51-$21.70	$21.71-$24.50	$24.51-$29.99	≥$30.00
Score		92%	96%	100%	102%	104%	106%
Actual						26.5
Relative Total Shareholder Return	≤35th%	36th-45th%	46th-55th%	56th-65th%	66th-75th%	76th-84th%	≥85th%
Score	0	92%	96%	100%	102%	104%	106%
Actual	5%

              The LTIP generally provides the Compensation Committee, as plan administrator, with the discretion to determine the extent to which executive officers will receive awards under the plan, set the terms of the awards made pursuant to the plan (including the grant date), and to make exceptions in circumstances that it determines to be exceptional.

              In light of the Corporation's performance, the decline in the price of its Common Shares in 2012, discussions relating to potential changes in the dividend policy and other related events, the Compensation Committee determined at its February 20, 2013 meeting to delay its decisions regarding LTIP awards for its executive officers in respect of the 2012 performance year. The Compensation Committee believed it needed additional time to consider the impact that those corporate events should have on grant levels and design, in particular given the importance of the LTIP as a means to align the interests of plan participants with those of the Corporation's Shareholders and to assist in attracting, retaining and motivating key employees. In its meetings held on March 11, April 9, and April 11, 2013, the Compensation Committee deliberated as to the appropriate amount and structure of any awards. In its deliberations, the Compensation Committee considered, in addition to the purpose of the LTIP, the 2012 plan design, the range of awards that could have been made under the plan based on performance of the Corporation and the appropriateness of their terms, as well as the decline in the price of the Corporation's Common Shares following the release of the Corporation's earnings for the fiscal year ended December 31, 2012. It also considered, among other factors, the performance of management in 2012 and its impact on the Corporation's results, which was reflected in the annual cash bonus paid under the STIP. During its deliberations, the Compensation Committee consulted with Hugessen, which provided advice concerning relevant pay practices, alignment of compensation with corporate performance and total shareholder return, and award design considerations.

              On April 11, 2012, the Compensation Committee determined to recommend to the Board of Directors, and the Board of Directors approved, the following discretionary 2013 long-term incentive awards in respect of the 2012 performance year:

  •
  Mr. Rapisarda received an award of $200,000, which resulted in a grant of 41,237 notional shares; and

  •
  Mr. Ronan received an award of $100,000, which resulted in a grant of 20,619 notional shares.

The Board of Directors determined, upon the recommendation of the Compensation Committee, to make no 2013 long-term incentive award to Mr. Welch, after taking into account his recommendation that he receive no award.

              The awards made to Mr. Rapisarda and Mr. Ronan were converted into notional shares based on the weighted average Canadian dollar closing price of a Common Share on the Toronto Stock Exchange for the five days immediately preceding the grant date of April 11, 2013. The exchange rate for Canadian dollars into U.S. dollars was determined on the basis of the Bank of Canada closing rate on the day prior to the grant date.

              The Compensation Committee also altered the vesting conditions and timing from the awards that would otherwise have been made under the LTIP. Instead of vesting ratably over three years based solely on continued employment, the Committee determined that vesting would occur at the end of a three year period subject to achievement against performance goals. The vesting of the notional shares will be based on relative TSR against the LTIP peer group disclosed above (as may be adjusted by the Compensation Committee) and Project Adjusted EBITDA per Common Share over the three year performance period of April 1, 2013 to March 31, 2016, each with an equal 50% weighting in accordance with the following target ranges:

    a.
    Relative TSR

Relative TSR percentile ranking	Below 25th percentile	25th percentile	Median	75th percentile or above
% vesting of TSR portion	0%	50%	100%	150%

    b.
    Project Adjusted EBITDA per Common Share

Project Adjusted EBITDA per Common Share vs. budget	Below 75% of Budget	75-85% of Budget	85-100% of Budget	Above Budget
% vesting of Project Adjusted EBITDA per Common Share portion (rounded down to the nearest whole number	0%	50-70% vesting, equal to 50% plus an additional 2% for every 1% increase over 75% of budget	70-100% vesting, equal to 70% plus an additional 2% for every 1% increase over 85% of budget	100-150% vesting, equal to 100% plus an additional 2% for every 1% increase over 100% of budget (capped at vesting of 150%)

              Vesting is also conditioned on continued employment by the Corporation, subject to the provisions of the executive officers' employment agreements relating to certain terminations of employment and change in control (see below under "Potential Payments Upon Termination or Change in Control"). Vested notional shares will generally be settled following the administrator's certification of the achievement of the performance metrics following March 31, 2016, but no later than June 15, 2016. One third of the notional shares will be settled in cash and two thirds will be settled in Common Shares. The notional shares, any additional notional shares credited following the payment of dividends by the Corporation and any Common Shares settled or cash payments made are also subject to the clawback provisions of the executive officers' employment agreements.

    Vesting of 2010-2012 Performance Award

              As described in the Corporation's Information Circular and Proxy Statement for the year ended December 31, 2010, notional shares were granted to executive officers under the LTIP in 2010 that would vest at the end of a three-year performance period (2010-2012) based on the Corporation's TSR compared to a group of peer companies during such period. Each of Mr. Welch and Mr. Rapisarda received a grant of notional shares in 2010 in an amount equal to his base salary. Depending upon the Corporation's performance the grants would vest at the end of the three-year performance period in an amount ranging from 0% up to a maximum of 150% of the sum of notional shares initially granted plus dividend equivalent rights received during the performance period. Based upon the Corporation's TSR during the performance period, the grants vested on February 28, 2013 an amount equal to 50% of the notional shares initially granted and additional notional shares credited following the payment of dividends by the Corporation and Mr. Welch and Mr. Rapisarda received 18,898 and 9,096 Common Shares and $97,608 and $46,980 in cash, respectively (generally intended to be withheld toward payment of taxes that will be owed due to the vesting).

    Other Equity Awards

              On April 11, 2013, in order to more closely align Mr. Ronan's interests with those of the Corporation and its Shareholders and in connection with his engagement as Chief Financial Officer, Mr. Ronan received a grant of 6,000 notional shares. This award was one third vested upon grant and vests as to the remaining two thirds in two equal installments on each of February 28, 2014 and February 28, 2015.

              The grants made in 2013 of notional shares under the LTIP and the vesting and settlement of notional shares for the 2010-2012 performance period will appear in the Summary Compensation Table and Stock Vested Table, respectively, in the Corporation's information circular and proxy statement and annual report for the year ended December 31, 2013.

Employment Agreements

              Effective April 15, 2013, in accordance with the terms of his offer letter, the Corporation entered into an employment agreement with Terrence Ronan. On the same date, the Corporation entered into amended employment agreements with Barry E. Welch and Paul H. Rapisarda, which replace their respective prior employment agreements dated December 31, 2009.

              Each of the employment agreements provides the respective executive officer with benefits including the following: (i) an initial annual base salary, which is subject to annual review and if increased may not be subsequently decreased without the executive officer's consent during the term of the agreement; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, provided that the STIP may not be altered to the material detriment of the executive officer without his consent; (iii) eligibility to participate in the Corporation's Fifth Amended and Restated LTIP as it may be amended by the Board of Directors from time to time, provided that the LTIP may not be altered to the material detriment of the executive officer without his consent; and (iv) benefits under the Corporation's welfare plans. Mr. Welch is also entitled to term life insurance coverage for a total of twice his annual salary. Each employment agreement has an initial three-year term ending on March 31, 2016. Beginning in 2014, on January 1 of each year the three-year employment agreements extend automatically for an additional one-year term unless notice is given by the Corporation or the officer that the agreement will not be renewed.

              In addition, under each of the executive officers' employment agreements, each executive officer agrees to be subject to a Financial Restatement and Clawback policy under which, in the event the Corporation's financial results are restated or are found to be inaccurate in a manner that materially affects the calculation of compensation for the executive officers, the independent directors of the Company may, subject to certain conditions, direct that the Company recover all or a portion of bonus or incentive compensation paid to the executive officer or gains realized by the executive officer with respect to equity-based awards or other incentive payments or cancel all or a portion of the stock-based awards granted to an executive officer that is related to a restatement of, or inaccuracy in, the Company's financial results due to intentional fraud or misconduct by the executive officer, and may take other disciplinary action in addition to remedies imposed by third parties, such as law enforcement agencies, regulators or other authorities, and any right of recoupment under Section 304 of the Sarbanes-Oxley Act of 2002, or otherwise required by law or stock exchange requirements. In the event of an inaccuracy that does not give rise to a restatement, any amount recovered, cancelled or recouped under the policy will not exceed the amount by which the compensation based on the inaccurate financial results exceeded the compensation calculated under the accurate financial results.

              The employment agreements also contain certain provisions regarding termination of employment and change in control benefits. For a description of these provisions and post-employment restrictive covenants, see the section of this Information Circular and Proxy Statement titled "Potential Payments Upon Termination or Change in Control." None of our employment agreements provides for any excise tax or other gross-ups for the benefit of our executive officers.

              Effective July 12, 2011, the Corporation entered into an arrangement with AlixPartners to provide various accounting and financial consulting services. Pursuant to the arrangement, the Corporation announced the appointment of Lisa Donahue of AlixPartners as interim Chief Financial Officer and engaged other consultants from AlixPartners, the services of each of whom were billed by AlixPartners. Ms. Donahue served as interim Chief Financial Officer until the appointment of Terrence Ronan as the Corporation's Executive Vice President — Chief Financial Officer on August 20, 2012.

              Effective April 15, 2013, the Corporation also entered into employment agreement with Edward Hall, its newly appointed Executive Vice President — Chief Operating Officer, on terms similar to those of Mr. Ronan and Mr. Rapisarda described above and under the section of this Information Circular and Proxy Statement titled "Potential Payments Upon Termination or Change in Control."

Retirement Benefits

              The Corporation does not sponsor a defined benefit retirement plan for any of its employees. In addition, the Corporation does not provide any supplemental or enhanced retirement benefits for its named executive officers. The Corporation makes annual matching contributions to each named executive officer's 401(k) plan account based upon a predetermined formula that applies to all its employees. The matching contributions supplement the named executive officer's personal savings toward future retirement as the Corporation has no other pension plan for them. The matching for the named executive officers is a dollar-for-dollar match with the 401(k) contributions, up to the maximum allowed by Internal Revenue Service ("IRS") regulations. The IRS maximum contribution in 2012 was $17,000 for participants under age 50 and $22,500 for participants 50 and over.

Perquisites

              The Corporation does not provide any material perquisites to its named executive officers.

Share Ownership Policy

              On April 1, 2013, the Board of Directors adopted a share ownership policy for the Corporation's executive officers and directors (the "Director and Executive Officer Share Ownership Policy" or "Policy") in order to further align the interests of the Corporation's key executives with the long term interests of the Shareholders. The Policy provides that on or before December 31, 2015 (for the current named executive officers) or within five years of their appointment (for any newly appointed officer in the designated positions), each officer will be required to acquire, and thereafter maintain, ownership of a number of Common Shares with a minimum fair market value equal to the multiple of such executive officer's annual base salary (excluding bonus), as follows:

President and Chief Executive Officer	Three times annual base salary
Executive Vice President — Chief Financial Officer	Two times annual base salary
Executive Vice President — Chief Operating Officer	Two times annual base salary
Executive Vice President — Commercial Development	Two times annual base salary

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by an executive or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and unvested notional shares or other equity securities issued under an equity or equity-based compensation plan of the Corporation. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of an executive officer's Common Shares falls below the requirements of the Policy set out above, the executive officer will have a period of one year to acquire additional Common Shares to comply with the Policy. If the share ownership Policy for any executive officer is not met within the required time frame, the executive officer will be required to have 100% of his or her notional shares or equity-based compensation vest into Common Shares (in both cases, less Common Shares withheld or sold to pay taxes) until the requirements of the Policy is met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing price of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. As of April 1, 2013, when the Policy went into effect, although the grace period is still in effect for Mr. Welch, Mr. Ronan and Mr. Rapisarda, each of Mr. Welch and Mr. Rapisarda met the share ownership requirements.

Compensation Committee Report

              The Compensation Committee of the Board of Directors of the Corporation has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Circular and Proxy Statement.

              Submitted by the following independent directors who comprise the Compensation Committee:

Kenneth M. Hartwick, Chair
Irving R. Gerstein
John A. McNeil
R. Foster Duncan
Holli Ladhani

Summary Compensation Table

              The following table sets forth a summary of salary and other compensation for 2012, 2011 and 2010 of each named executive officer (in US$).

Name and principal position	Year	Salary	Bonus(1)	Stock awards(2)	Non-equity incentive plan compensation	All other compensation(3)	Total Compensation
Barry E. Welch Director, President and Chief Executive Officer	2012 2011 2010	700,000 575,000 535,000	— 400,000 400,000	908,158 575,170 1,587,088	700,000 350,000 300,000	22,500 22,000 22,000	2,330,658 1,922,170 2,844,088
Terrence Ronan(4) Executive Vice President — Chief Financial Officer and Corporate Secretary	2012 2011 2010	139,423 — —	— — —	131,490 — —	150,000 — —	8,750 — —	429,663 — —
Lisa Donahue(5) Interim Chief Financial Officer	2012 2011 2010	825,000 603,000 —	— — —	— — —	— — —	— — —	825,000 603,000 —
Paul H. Rapisarda Executive Vice President — Commercial Development	2012 2011 2010	425,000 310,000 257,500	— 130,000 130,000	593,525 310,088 763,873	395,000 170,000 130,000	22,500 22,000 22,000	1,436,025 942,088 1,303,373

(1)
For performance years 2010 and 2011, represents the fixed portion of annual cash bonus payable per the terms of each named executive officer's employment contract executed in connection with the management internalization in December 2009.

(2)
The amounts shown under "Stock awards" reflect the grant date fair value of notional shares granted during the year under the terms of the LTIP and are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The assumptions used in determining the grant date fair value of these awards are described in Note 14 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012. The amounts shown do not include dividend equivalent rights that accrued subsequently on notional shares.

(3)
Amounts represent the Corporation's matching contributions to the 401(k) plan accounts of each executive officer.

(4)
Terrence Ronan was appointed as the Executive Vice President — Chief Financial Officer of the Corporation effective August 20, 2012.

(5)
Ms. Donahue, a managing director of AlixPartners, served as our interim Chief Financial Officer from July 12, 2011 to August 20, 2012, when Terrence Ronan was appointed as the Executive Vice President — Chief Financial Officer of the Corporation. Ms. Donahue's services as interim Chief Financial Officer were provided pursuant to an agreement with AlixPartners. We are unable to determine the amount received by Ms. Donahue in connection with her services to us in 2012 and 2011, as we did not compensate Ms. Donahue directly; rather, Ms. Donahue was compensated independently pursuant to separate arrangements between her and AlixPartners. Under our agreement with AlixPartners, we incurred $825,000 and $603,000 in 2012 and 2011, respectively, for Ms. Donahue's services. The agreement with AlixPartners and the total amount incurred by us in 2012 and 2011 under this agreement is described at "— Employment Agreements" and "— Certain Relationships and Related Transactions".

Grants of Plan-Based Awards

                  Following are plan-based awards granted during the year ended December 31, 2012 for each named executive officer.

		Estimated future payouts under non-equity incentive plan awards
					All other stock awards: Number of shares of stock or units(1) (#)
						Grant date fair value of stock and option awards (US$)(2)
Name	Grant date	Minimum (US$)	Target (US$)	Maximum (US$)
Barry E. Welch(3)	N/A 2/29/12 2/29/12	—	525,000	1,050,000	46,948 15,000	688,258 219,900
Terrence Ronan(4)	N/A 9/19/12	—	187,500	375,000	9,000	131,490
Lisa Donahue(5)	N/A	N/A	N/A	N/A	N/A	N/A
Paul H. Rapisarda(6)	N/A 2/29/12 2/29/12	—	212,500	425,000	28,486 12,000	417,605 175,920

(1)
The amounts shown for Mr. Welch, Mr. Ronan and Mr. Rapisarda represent grants under the LTIP. Amounts shown do not include dividend equivalent rights that subsequently accrue on notional shares.

(2)
Amounts are calculated in accordance with FASB ASC Topic 718.

(3)
Mr. Welch's grants of 46,948 and 15,000 notional shares on February 29, 2012 will vest ratably one third each year beginning February 28, 2013.

(4)
Mr. Ronan's grant of 9,000 notional shares on September 19, 2012 will vest ratably one third each year beginning February 28, 2013.

(5)
As Managing Director of AlixPartners, Ms. Donahue was not eligible to participate in the LTIP.

(6)
Mr. Rapisarda's grants of 28,486 and 12,000 notional shares on February 29, 2012 will vest ratably one third each year beginning February 28, 2013.

 Outstanding Equity Awards at Fiscal Year End

              The following table sets forth, for each named executive officer, all equity-based awards outstanding under the terms of the LTIP as of December 31, 2012:

Name	Number of shares or units of stock that have not vested(1)(3)	Market value of shares or units of stock that have not vested (US$)(3)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(2)(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested (US$)(3)
Barry E. Welch	84,977	971,287	101,313	1,158,008
Terrence Ronan	9,360	106,985	—	—
Lisa Donahue(4)	—	—	—	—
Paul H. Rapisarda	52,464	599,664	51,342	586,839

(1)
Notional shares granted under the LTIP typically vest over a period of up to a maximum of three years. For Mr. Welch, 40,221 notional shares will vest in February 2013, 22,377 notional shares will vest in February 2014 and 22,379 notional shares will vest in February 2015, subject to Mr. Welch's continued employment. For Mr. Ronan, 3,120 notional shares will vest each year in February 2013, February 2014 and February 2015, subject to Mr. Ronan's continued employment. For Mr. Rapisarda, 23,213 notional shares will vest in February 2013, 14,625 notional shares will vest in February 2014 and 14,626 notional shares will vest in February 2015, subject to Mr. Rapisarda's continued employment. The notional share totals include notional shares credited under the LTIP to the notional share account of the named executive officer for monthly dividends through December 31, 2012.

(2)
Based upon the Corporation's TSR during the 2010-2012 performance period, for Mr. Welch 56,695 notional shares were eligible to vest on February 28, 2013 and Mr. Welch received 18,898 Common Shares and $97,608 in cash (generally intended to be withheld toward payment of taxes that will be owed due to the vesting). For Mr. Welch, 44,618 notional shares granted with respect to the 2011-2013 performance period will be eligible to vest in February 2014 and Mr. Welch will receive, subject to his continued employment, the value of the award determined based upon the Corporation's TSR during the 2011-2013 performance period in a combination of Common Shares and cash. Based upon the Corporation's TSR during the 2010-2012 performance period, for Mr. Rapisarda 27,288 notional shares were eligible to vest on February 28, 2013 and Mr. Rapisarda received 9,096 Common Shares and $46,980 in cash (generally intended to be withheld toward payment of taxes that will be owed due to the vesting). For Mr. Rapisarda, 24,054 notional shares granted with respect to the 2011-2013 performance period will be eligible to vest in February 2014 and Mr. Rapisarda will receive, subject to his continued employment, the value of the award determined based upon the Corporation's TSR during the 2011-2013 performance period in a combination of Common Shares and cash. The notional share totals include notional shares credited under the LTIP to the notional share account of the named executive officer for monthly dividends through December 31, 2012.

(3)
This amount is calculated based on the closing price of a Common Share on the NYSE on December 31, 2012 ($11.43).

(4)
Lisa Donahue acted as interim Chief Financial Officer from July 2011 to August 2012, but was not an employee and therefore was not eligible for awards under the LTIP.

 Stock Vested

              The following table sets forth, for each named executive officer, the value of all equity-based awards vested during the year ended December 31, 2012:

Name	Number of shares acquired on vesting (US$)	Value realized on vesting (US$)
Barry E. Welch	89,627	1,296,903
Terrence Ronan	N/A	N/A
Lisa Donahue	N/A	N/A
Paul H. Rapisarda	42,961	621,646

Potential Payments Upon Termination or Change In Control

              We believe that the consideration of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the executive officer level. In order to encourage our executive officers to focus on seeking the best return for our Shareholders and to remain employed with the Corporation during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we have agreed in the employment agreements to provide for severance benefits in the event the executive officer's employment is terminated under certain circumstances, including in connection with a change in control of the Corporation. In exchange for such severance protection, each executive officer agreed to certain non-competition and non-solicitation limitations following certain termination events.

              The Corporation's employment agreement with each of Barry E. Welch, Terrence Ronan and Paul H. Rapisarda provides that if the respective executive officer is terminated by the Corporation either following a determination by the Board of Directors that the executive officer's performance is unsatisfactory with respect to annually approved goals and objectives (with 90 days prior written notice to the executive officer, and not during any period that is 90 days preceding or one year following a change in control) or for any reason other than cause, or if he resigns within 90 days preceding or one year after a change in control because certain further triggering events have occurred including material reduction in salary or benefits (including annual cash bonus or LTIP), relocation, change in position (including status, offices, titles and reporting relationships), authority, duties or responsibilities, or the Corporation's breach of the employment agreement, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a termination payment equal to three times the average (in the case of Mr. Welch) or two times the average (in the case of Mr. Ronan and Mr. Rapisarda), during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual cash bonus, and (c) the most recent matching contribution to his 401(k) plan; (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of two years (in the case of Mr. Welch) or one year (in the case of Mr. Ronan and Mr. Rapisarda) following termination; and (v) costs of outplacement services customary for senior executives at the respective executive officer's level for a period of 12 months following termination with the cost capped at $25,000. In order to receive these termination benefits (other than unpaid base salary through the termination date), the executive officer must executive a general waiver and release of claims against the Corporation and its affiliates, in a form to be mutually agreed by the Board of Directors and the executive officer.

              The employment agreements also contain non-competition and non-solicitation limitations on each of the executive officers following certain termination events. The non-competition restrictions apply for a period of one year (in the case of Mr. Welch) or six months (in the case of Mr. Ronan and

Mr. Rapisarda) following termination by the Corporation for unsatisfactory performance or by the executive officer in the context of a change in control as described above, or a period of one month (for each executive officer) following resignation by the executive officer for any other reason or termination by the Corporation for cause. The non-solicitation restrictions apply for a period of two years (in the case of Mr. Welch) or one year (in the case of Mr. Ronan and Mr. Rapisarda) following the date of termination.

              In each executive officer's employment agreement, the term "Change in Control" means the occurrence of any of the following events: (i) the sale, lease or transfer to any person or group, in one or a series of related transactions, of the assets of the Corporation or Atlantic Power Holdings, Inc. ("Atlantic Holdings"), directly or indirectly, which assets generated more than 50% of the Atlantic Holdings' cash flow in a 12-month period ended on the last day of the most recent fiscal quarter to any person or group; (ii) the adoption of a plan related to the Corporation's or Atlantic Holdings' liquidation or dissolution; (iii) the acquisition by any person or group of a direct or indirect interest in more than 50% of the Corporation's Common Shares or voting power or Atlantic Holdings' common membership interests or voting power; (iv) the Corporation's or Atlantic Holdings' merger or consolidation with another person with the effect that immediately after such transaction Shareholders or holders of common membership interests in Atlantic Holdings immediately prior to such transaction hold, directly or indirectly, less than 50% of the voting control over the person surviving such merger or consolidation; or (v) the Corporation, Atlantic Holdings or any of their Shareholders or members enter into any agreement providing for any of the foregoing, or the date which is 90 days prior to a definitive announcement of any of the foregoing whichever is earlier, and the transaction contemplated thereby is ultimately consummated.

              If Mr. Welch, Mr. Ronan or Mr. Rapisarda is terminated for cause, then he will be entitled to his base salary through the termination date, to the extent not yet paid, and all vested benefits under all incentive compensation or other plans in accordance with the terms and conditions of such plan; however, he will not be entitled to the payments or benefits listed in items (ii) through (v) in the second preceding paragraph above, except as may be required by applicable law. "Cause" is defined in each executive officer's employment agreement as a termination by reason of the Corporation's good faith determination that the executive (i) engaged in willful misconduct in the performance of his duties, (ii) breached a fiduciary duty to the Corporation for personal profit to himself, (iii) after determination by a court of competent jurisdiction, willfully violated any law, rule or regulation of a governmental authority with jurisdiction over the executive officer or the Corporation at the time and place of such violation (other than traffic violation or similar offenses) or any final cease and desist order of a court or other tribunal of competent jurisdiction, or (iv) materially and willfully breached such agreement. No act, or failure to act, on the executive officer's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that this action or failure to act was in the best interest of the Corporation.

              In the event that Mr. Welch, Mr. Rapisarda or Mr. Ronan are, by reason of illness or incapacity, unable to fulfill their obligations on behalf of the Corporation for a period of 90 consecutive days, the Corporation's long term disability group coverage will pay the executive officer up to 60% of his base salary, subject to its terms and conditions. The Corporation provides term life insurance coverage in accordance with its group policy, except that, in the case of Mr. Welch, the Corporation shall provide term life insurance coverage for a total of twice his annual salary.

              If Mr. Welch, Mr. Rapisarda or Mr. Ronan retire at the age of sixty-two or thereafter, any unvested notional shares awarded under the LTIP held by him will continue to vest in accordance with the provisions of the LTIP in effect at the date of retirement.

              The following table provides, for each of the Corporation's named executive officers as of December 31, 2012, an estimate of the payments payable by us, assuming a termination for any reason other than cause, including the occurrence of the triggering events described above. The amounts shown assume that such termination was effective as of December 31, 2012 (and for Mr. Ronan that his employment agreement was in effect as of that date) and thus only include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of each such executive officer's separation from the Corporation.

Name	Type of payment	Termination payment(1) (US$)	Vesting of stock based compensation(2) (US$)	Employee benefits (US$)	Total (US$)
Barry E. Welch	Termination without cause or in connection with change of control	4,155,000	2,129,295	51,786	6,336,081
Terrence Ronan	Termination without cause or in connection with change of control	1,545,000	106,985	39,049	1,691,034
Paul H. Rapisarda	Termination without cause or in connection with change of control	1,475,088	1,186,503	37,566	2,699,157

(1)
Includes three times the average (in the case of Barry E. Welch, President and Chief Executive Officer) or two times the average (in the case of Terrence Ronan, Executive Vice President — Chief Financial Officer, and Paul H. Rapisarda, Executive Vice President — Commercial Development), during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual bonus, and (c) the most recent matching contribution to his 401(k) plan.

(2)
This amount is calculated based on the closing price of a Common Share on the NYSE on December 31, 2012 ($11.43).

Key Terms of the Fifth Amended and Restated Long-Term Incentive Plan

              The following is a summary of the key terms of the Corporation's Fifth Amended and Restated LTIP, subject in its entirety to the terms of the LTIP itself.

              The executive officers and other employees of the Corporation are eligible to participate in the LTIP as determined by the Compensation Committee, in the case of the executive officers, and the chief executive officer, in the case of the non-officer participants. The purpose of the LTIP is to align the interests of employees with the long-term interests of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

              The LTIP generally provides the Compensation Committee, as plan administrator, with the discretion to determine the extent to which executive officers and non-officer participants will receive awards under the plan, set the terms of the awards made pursuant to the plan (including the grant date), and to make exceptions in circumstances that it determines to be exceptional.

              Unless otherwise determined by the Compensation Committee, for the Corporation's executive officers, for each performance period, the Board of Directors establishes LTIP award amounts that each executive officer participant earned under the LTIP based upon the Corporation's performance against specified criteria, subject to Compensation Committee discretion. If certain levels of target performance are achieved, the executive officers become will be eligible to receive a grant of a number of notional shares (including fractional notional shares) to be calculated by dividing an incentive amount by the market price per Common Share (as defined below) at the time of the grant of the award.

              Unless otherwise determined by the Compensation Committee, awards for the Corporation's executive officers are based upon a combined measure of Project Adjusted EBITDA per Common Share, Free Cash Flow, Growth Cash Flow and relative TSR, each as defined in the LTIP. Up to 25% of the target award may be earned in respect of each performance measure, subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate.

              For non-officer participants in the LTIP, at the beginning of each fiscal year, the Compensation Committee, based on the recommendation of the chief executive officer, establishes a pool for LTIP awards for non-officers for that fiscal year. The size of the pool will be adjusted by a multiplier based on the Corporation's actual Net Project Cash Flow and Growth Cash Flow for the year versus the year's budget Net Project Cash Flow and Growth Cash Flow for the applicable year, each as defined in the LTIP. In determining the multiplier, the Compensation Committee also has discretion to adjust the multiplier based the Corporation's TSR for the year. After applying the multiplier to the non-officer LTIP pool, the Corporation's chief executive officer, in consultation with the Corporation's other executive officers, allocates the non-officer LTIP awards to individual non-officer participants based on their performance for the year. Awards to non-officer participants are converted into a number of notional shares (including fractional notional shares) by dividing the LTIP award amount by the market price per Common Share at the time of the grant of the award.

              Unless otherwise determined by the Compensation Committee, awards to participants in the LTIP are made annually based on the performance over the applicable fiscal year and vest as to one third over each of the three years following the year of the award.

              On the applicable vesting date for notional shares held in a participant's notional share account, the Corporation generally redeems such vested notional shares as follows: (i) one-third by lump sum cash payment (generally intended to be withheld toward payment of taxes that will be owed due to the vesting), and (ii) the remaining two-thirds by an exchange for common shares. Notwithstanding the foregoing, the Compensation Committee may redeem 100% of a participant's notional shares by lump sum cash payment. In addition, an executive officer may elect to redeem such notional shares for 100% common shares upon prior written notice of such election. All issuances of Common Shares on redemption of notional shares under the LTIP are subject to compliance with applicable securities laws.

              The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the Toronto Stock Exchange for the five days immediately preceding the applicable day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Any notional shares granted to a participant in respect of a performance period will be credited to a notional share account for each participant on the determination date for such performance period. Each notional share is entitled to receive distributions equal to the distributions on a Common Share, to be credited in the form of additional notional shares immediately following any distribution on the Common Shares. A participant may not assign or transfer any right or interest in notional shares.

              All unvested notional shares are forfeited by a participant on the date he or she ceases to be employed by the Corporation or its subsidiaries, except in the case of death, termination without cause, disability, retirement or change of control (in certain circumstances, as described below). If the employment of a participant is terminated prior to the applicable vesting date in connection with the death of a participant, following a change of control (in the case of a change of control, where termination is by the participant for good reason or by the Corporation without cause) or by the Corporation without cause, all notional shares credited to the participant's notional share account will vest or be deemed to have vested effective the date immediately prior to the date of such termination of the participant's employment. If the employment of a participant is terminated due to the disability or retirement of the participant prior to the applicable vesting date, all notional shares credited to the participant's notional share account will vest on the vesting date as if the participant continued to be actively employed until the applicable vesting date. Notwithstanding the foregoing, if a participant in the LTIP has entered into an employment agreement with the Corporation or any of its subsidiaries, the vesting of notional shares shall be governed by the vesting provisions of such employment agreement.

              Under the LTIP, the Compensation Committee has the authority to (i) adopt rules and regulations for implementing the LTIP; (ii) determine when notional shares will be granted to eligible persons, the vesting period for each grant of notional shares and whether any adjustment(s) (performance-related or otherwise) will apply prior to vesting of any notional shares granted; (iii) adjust the size of any previously-approved pool for awards available for allocation among LTIP participants who are not officers and the membership of such non-officer group; (iv) interpret and construe the provisions of the LTIP; (v) alter or adjust any provision that is expressly provided in the LTIP in circumstances so as to operate the LTIP as objectively as possible; (vi) subject to regulatory requirements, make exceptions to the LTIP in circumstances which they determine to be exceptional; (vii) impose certain conditions at the date of grant for any notional shares, which would have to be met for an LTIP participant to be entitled to redeem notional shares granted; and (viii) make amendments to the LTIP in accordance with the amendment provisions contained therein.

              The LTIP may be amended by the Board of Directors at any time without the approval of the Corporation's security holders unless the amendment involves any increase in the number of common shares reserved for issuance under the LTIP, any reduction in the pricing of notional shares issuable under the LTIP or cancellation and reissue of entitlements under the LTIP, any amendment that extends the term of a grant beyond the period contemplated in the LTIP, amendments to the eligible persons under the LTIP that may permit the introduction of non-employee directors on a discretionary basis, an amendment which would permit notional shares granted under the LTIP to be transferable or assignable other than for normal estate settlement purposes, or an amendment to the plan amendment provisions. The Corporation's Fifth Amended and Restated LTIP was approved by the Compensation Committee in accordance with the above described amendment provision.

              Except with the approval of shareholders, no notional shares may be granted where such grant could result, at any time, in: (a) the number of Common Shares reserved for issuance to participants pursuant to the redemption of notional shares together with any other common share compensation arrangement exceeding 10% of Common Shares then issued and outstanding; (b) the number of Common Shares issuable to insider participants, at any time under the LTIP pursuant to the redemption of notional shares and any other common share compensation arrangements, exceeding 10% of Common Shares then issued and outstanding; or (c) the number of Common Shares issued to insider participants, within any one-year period, under the LTIP pursuant to the redemption of notional shares and any other common share compensation arrangements, exceeding 10% of Common Shares then issued and outstanding.

              The aggregate number of Common Shares that may be issued under the LTIP upon the redemption of notional shares is 1,000,000 Common Shares, which represents            % of the issued and outstanding Common Shares as of April 26, 2013, subject to increase or decrease by reason of amalgamation, rights offerings, reclassifications, consolidations or subdivisions, or as may otherwise be permitted by applicable law and the Toronto Stock Exchange. The total number of Common Shares issued

under the LTIP upon the redemption of notional shares granted under the LTIP is 276,322, which represents            % of the issued and outstanding Common Shares as of April 26, 2013. The total number of Common Shares that remain issuable under the LTIP is 723,678, which represents            % of the issued and outstanding Common Shares as of April 26, 2013.

Compensation Risk Assessment

              The Corporation has reviewed the Corporation's compensation policies and practices for all employees and concluded that any risks arising from the Corporation's policies and programs are not reasonably likely to have a material adverse effect on the Corporation. The Corporation believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The Corporation reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  allocation of compensation between cash compensation and long-term equity compensation, combined with the vesting schedule under LTIP, discourages short-term risk taking;

  •
  approach of goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of the Corporation's incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking;

  •
  compensation decisions include subjective considerations, which limit the influence of formulae or objective factors on excessive risk taking; and

  •
  business does not face the same level of risks associated with compensation for employees at financial services firms (traders and instruments with a high degree of risk).

              To complement the existing risk-reducing features of the Corporation's compensation policies and practices, the Corporation determined to adopt a share ownership policy that promotes long-term ownership by the named executive officers and to implement a recoupment policy in the executive officers' employment agreements.

Compensation of Directors

Director Fees

              Each independent Director is entitled to receive an annual retainer of $50,000, plus $10,000 of value in DSUs and $1,500 per meeting attended in person or $1,000 per meeting attended by phone. The Chair of the Board of Directors, including for his responsibilities as Chair of the Nominating and Corporate Governance Committee, Chair of the Audit Committee and Chair of the Compensation Committee receive an additional $35,000, $15,000 and $10,000 per year, respectively. Directors are reimbursed for out-of-pocket expenses for attending meetings. Directors also participate in insurance and indemnification arrangements.

Share Ownership Policy

              On April 1, 2013, the Board of Directors adopted the Director and Executive Officer Share Ownership Policy, which superseded the policy applicable to independent directors adopted on April 24, 2007, in order to align the interest of the Directors with the long-term interests of the Shareholders. The Policy provides that all independent Directors are required to acquire (and thereafter maintain ownership of) a number of Common Shares (which will include notional shares under the DSU Plan described below)

with a fair market value equal to a minimum of three times their annual base cash retainer within a period of three years of their respective appointment.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by a Director or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and DSUs issued under the DSU Plan. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of a Director's Common Shares falls below the requirements of the Policy set out above, the Director will have a period of one year to acquire additional Common Shares to comply with the Policy. If the Policy is not met within the required time frame, the Director will be required to elect at the earliest possible time in accordance with the provisions of the deferred share unit plan (the "DSU Plan") for Directors (described below) to have 100% of the fees paid to him or her by the Corporation for his or her services as a Director contributed to the DSU Plan until the Policy is met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing price of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. As of April 1, 2013, when the Policy went into effect, all Directors subject to the Policy met the share ownership requirements or were within the Policy's grace period.

Deferred Share Unit Plan

              On April 24, 2007, the Board of Directors established a DSU Plan for Directors. Under the DSU Plan, each non-management Director is entitled to elect to have a portion of the fees paid to him or her by the Corporation for his or her services as Directors contributed to the DSU Plan. All fees contributed to the DSU Plan are credited to such Director in the form of DSUs representing the current market price of the Corporation's Common Shares at the time of contribution. For so long as the participant continues to serve on the Board of Directors, dividends accrue on the DSUs consistent with amounts declared by the Board of Directors on the Corporation's Common Shares and additional DSUs representing the dividends are credited to the Director's account. DSUs credited to the participant's DSU account are redeemed only when a participant ceases to serve on the Board of Directors for any reason. DSUs are redeemed in cash on the first anniversary of the participant's termination as a Director (unless a participant elects another time no later than the end of the calendar year following the year of termination), or, in the case of participants subject to United States income tax, as soon as practicable following the participant's termination. Under the DSU Plan, the Corporation also has the discretion to provide for the redemption or substitution of DSUs upon a reorganization of the Corporation.

              The following table describes Director compensation for non-management Directors for the year ended December 31, 2012. Directors who are also executive officers of the Corporation are not entitled to any compensation for their services as a Director.

Name	Fees earned or paid in cash (US$)	Stock Awards (US$)*		Total compensation (US$)
Irving R. Gerstein	125,500	10,000		135,500
Kenneth M. Hartwick	57,750	67,750	(2)	125,500
John A. McNeil	90,000	10,000		100,000
Holli Ladhani	45,500	55,500	(2)	101,000
R. Foster Duncan	45,000	55,000	(2)	100,000

*
Reflects the grant date fair value of DSUs awarded in 2012 determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation.

(1)
As of December 31, 2012, directors held the following DSUs: 781 for Irving R. Gerstein, 69,741 for Kenneth M. Hartwick, 781 for John A. McNeil, 4,313 for R. Foster Duncan and 8,476 for Holli Ladhani.

(2)
Mr. Hartwick, Ms. Ladhani and Mr. Duncan have elected to defer 50% of their 2012 fees under the DSU Plan.

Compensation Committee Interlocks and Insider Participation

              During 2012, Messrs. Gerstein, Hartwick, McNeil and Duncan and Ms. Ladhani served as members of the Compensation Committee of the Board of Directors of the Corporation.

              During 2012, none of the executive officers of the Corporation has served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Corporation; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Corporation.

Certain Relationships and Related Transactions

              Effective July 12, 2011, the Corporation entered into an arrangement with AlixPartners to provide various accounting and financial consulting services. Pursuant to the arrangement, the Corporation announced the appointment of Lisa Donahue of AlixPartners as interim Chief Financial Officer and engaged other consultants from AlixPartners, the services of each of whom are billed by AlixPartners. Ms. Donahue is a Managing Director of AlixPartners. We are unable to determine the amount received by Ms. Donahue in connection with her services to us in 2012 and 2011, as we did not compensate Ms. Donahue directly; rather, Ms. Donahue was compensated independently pursuant to separate arrangements between her and AlixPartners. Under our agreement with AlixPartners, we incurred $1,079,241 and $1,065,312 in the aggregate in 2012 and 2011, respectively, including $825,000 and $603,000 for Ms. Donahue's services in 2012 and 2011, respectively.

Policies and Procedures for Review of Transactions with Related Persons

              The Corporation requires that any related party transaction be brought to the attention of the Board of Directors for review and preapproval. The Board of Directors will review and preapprove all relationships and transactions in which the Corporation and any of the its Directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In preapproving or rejecting such proposed relationships and transactions, the Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to this determination. When appropriate, the Board of Directors will review a report of an independent financial advisor in making a decision on whether to preapprove a related party transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth information regarding the beneficial ownership of Common Shares of the Corporation as of April 12, 2013 (determined pursuant to Rule 13d-3 under the Exchange Act) with respect to:

  •
  each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  each of the Directors of the Corporation;

  •
  each of the named executive officers of the Corporation; and

  •
  all of the Directors and the current executive officers of the Corporation as a group.

              Unless otherwise indicated in the footnotes to the following table, the address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110.

              Except as otherwise indicated in the footnotes to the following table, the Corporation believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.

Name of beneficial owner	Number of Common Shares beneficially owned		Percentage of Common Shares beneficially owned(1)
Greater than 5% shareholders
BlackRock, Inc.(2)	12,620,841		10.56%
Directors and named executive officers
Irving R. Gerstein	19,800	(3)	*
Kenneth M. Hartwick	2,000	(3)	*
John A. McNeil	24,500	(3)	*
R. Foster Duncan	8,700	(3)	*
Holli Ladhani	0	(3)	*
Barry E. Welch	328,568	(4)	*
Lisa Donahue	—
Terrence Ronan	3,413	(4)	*
Paul H. Rapisarda	93,222	(4)	*
Edward C. Hall	32,000		*
All Directors and current executive officers as a group (9 persons)(5)	512,203		*

*
Less than 1%

(1)
The applicable percentage ownership is based on                                    Common Shares issued and outstanding as of April 26, 2013.

(2)
Based on the Schedule 13G filed on April 10, 2013 with the SEC by BlackRock, Inc. with respect to beneficial ownership of 12,620,841 shares due to BlackRock, Inc.'s ownership of BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Asset Management Australia Limited, BlackRock Asset

    Management Canada Limited (which beneficially owns 5% or greater of the outstanding Common Shares), BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management (UK) Limited. BlackRock, Inc. has sole voting power over 12,620,841 of these shares and sole dispositive power over 12,620,841 of these shares. The address for BlackRock Inc. is 40 East 52nd Street, New York, New York 10022.

(3)
Common Shares beneficially owned exclude units held in the Corporation's DSU Plan of 1,302 for Irving R. Gerstein, 75,111 for Kenneth M. Hartwick, 1,302 for John A. McNeil, 7,733 for R. Foster Duncan and 11,994 for Holli Ladhani.

(4)
Common Shares beneficially owned exclude unvested notional shares granted under the Corporation's LTIP of 89,374 for Barry E. Welch, President and Chief Executive Officer, 30,859 for Terrence Ronan, Executive Vice President — Chief Financial Officer, 94,542 for Paul H. Rapisarda, Executive Vice President — Commercial Development and 36,961 for Edward Hall, Executive Vice President — Chief Operating Officer.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires the Corporation's officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

              Based solely on a review of the reports furnished to the Corporation, the Corporation believes that during the year ended December 31, 2012, the Corporation's officers and Directors timely filed all reports they were required to file under Section 16(a), except as follows.

              The Forms 4 filed on behalf of each of Mr. Duncan, Mr. Gerstein, Mr. Hartwick, Ms. Ladhani and Mr. McNeil on January 3, 2013 with respect to grants of deferred share units on December 31, 2012 were amended on February 12, 2013 to correctly reflect the number of units granted. In addition, on behalf of Mr. Hartwick, Mr. Duncan and Ms. Ladhani, Forms 4 reporting grants of deferred share units on March 31, 2012 were filed on April 13, 2012.

              On behalf of Mr. Ronan, Form 3 filed in connection with his appointment as an officer of the Corporation on August 20, 2012 and Form 4 reporting a grant of notional shares under the LTIP on September 19, 2012 were filed on October 1, 2012.

              On behalf of Mr. Welch and Mr. Rapisarda, Forms 4 reporting the vesting of notional shares under the LTIP and settlement of vested notional shares on February 29, 2012 were filed on April 11, 2012.

              On behalf of Mr. Welch and Mr. Rapisarda, Forms 4 reporting the grant of notional shares under the LTIP on February 29, 2012 were filed on April 15, 2013.

Indebtedness of Directors and Officers

              For the year ended December 31, 2012, there was no indebtedness of any current or former officers or Directors of or any of its subsidiaries entered into in connection with a purchase of securities of the Corporation or its subsidiaries or for any other purpose.

Interest of Informed Persons in Material Transactions

              To the knowledge of the Directors, other than as disclosed under the heading "Certain Relationships and Related Transactions," no executive officer, Director or proposed nominee for election as a Director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with the Corporation since the commencement of the Corporation's 2012 fiscal year.

              Prior to December 31, 2009, Atlantic Power was managed by Atlantic Power Management, LLC, the Manager, which was owned by two private equity funds managed by Arclight Capital Partners, LLC ("ArcLight"). On December 31, 2009, the Corporation terminated its management agreements with the Manager and agreed to pay ArcLight an aggregate of $15.0 million, to be satisfied by a payment of $6.0 million that was made at the termination date, and additional payments of $5.0 million, $3.0 million and $1.0 million on the respective first, second and third anniversaries of the termination date. The

Corporation has now paid all amounts owed to ArcLight in connection with the termination of the management agreement.

              The Corporation requires that any related party transaction be brought to the attention of the Board of Directors for review and preapproval. The Board of Directors will review and preapprove all relationships and transactions in which the Corporation and any of its Directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In preapproving or rejecting such proposed relationships and transactions, the Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to this determination. When appropriate, the Board of Directors will review a report of an independent financial advisor in making a decision on whether to preapprove a related party transaction.

Shareholder Proposals for 2014 Annual Meeting

              Shareholder proposals intended to be presented at the next annual meeting of Shareholders and which are to be considered for inclusion in the Corporation's information circular and proxy statement and form of proxy for that meeting, must be received by the Corporation on or before the earlier of (i) January 10, 2014; and (ii) the date that the Corporation has sent notice of the next annual meeting to Shareholders (the "Proposal Date"), pursuant to the Exchange Act and the BCBCA. The form and content of proposals must also comply with the BCBCA, the Corporation's governing statute, and with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's information circular and proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110, with a copy to Atlantic Power Corporation, c/o Goodmans LLP, 355 Burrard Street, Suite 1900, Vancouver, British Columbia, Canada V6C 2G8.

              Notice of a Shareholder proposal will be considered untimely if received by the Corporation after the Proposal Date, pursuant to the BCBCA and the Exchange Act. If the Advance Notice Resolution as set forth in this Information Circular and Proxy Statement is ratified and approved by Shareholders at the Meeting, notice of Shareholder nominations for directors to be presented at the next annual meeting of Shareholders must be made not less than 30 days nor more than 65 days prior to the date of the next annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the tenth day following the Notice Date. If the Advance Notice Resolution is not ratified and approved by Shareholders at the Meeting, Shareholder notice of nominations for directors can be received at any time up to, and including, the 2014 annual meeting of Shareholders. The form and content of proposals and nominations must also comply with the BCBCA and, to the extent applicable, the rules of the SEC governing form and content of proposals and the Advance Notice Policy, if ratified and approved.

Shareholder Communications

              Shareholders who wish to communicate with any of the Directors or the Board of Directors as a group, may do so by writing to them at Name(s) of Directors(s)/Board of Directors, c/o Corporate Secretary, Atlantic Power Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110. All correspondence will be promptly forwarded by the Corporate Secretary to the addressee.

 Directions to 2013 Annual and Special Meeting of Shareholders

              Directions to attend the Meeting where you may vote in person can be obtained on the Corporation's website at www.atlanticpower.com under "INVESTORS" and via phone at (617) 977-2400. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

ADDITIONAL INFORMATION

              Financial information is provided in the Corporation's comparative financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") in the Corporation's Annual Report on Form 10-K. Copies of the Corporation's financial statements as of and for the year ended December 31, 2012, together with the auditors' report thereon, the MD&A, the Corporation's Annual Report on Form 10-K and this Information Circular and Proxy Statement are available upon written request from the Corporate Secretary of the Corporation, One Federal Street, 30th Floor, Boston, Massachusetts 02110, via phone (855) 280-4737 or via email at info@atlanticpower.com. The Corporation may require payment of a reasonable charge if the request is made by a person who is not a Shareholder. These documents and additional information relating to the Corporation may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml and on the Corporation's website at www.atlanticpower.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

OTHER BUSINESS

              The Directors and management are not aware of any matters intended to come before the Meeting other than those items of business set forth in the attached Notice of Meeting accompanying this Information Circular and Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named in the Form of Proxy to vote in respect of those matters in accordance with their judgment.

 APPROVAL OF DIRECTORS

              The contents and the sending of this Information Circular and Proxy Statement to the Shareholders have been approved by the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: April , 2013	"Irving R. Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

SCHEDULE A

MANDATE OF THE BOARD OF DIRECTORS

ATLANTIC POWER CORPORATION

CHARTER OF THE BOARD OF DIRECTORS

              The purpose of this charter is to set out the mandate and responsibilities of the board of directors (the "Board") of Atlantic Power Corporation (the "Issuer").

Composition

              The Board shall be constituted with a majority of individuals who qualify as "independent directors" as defined in National Policy 58-201 — Corporate Governance Guidelines, applicable securities law and the relevant listing standards of the New York Stock Exchange. The Board collectively should possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Issuer's business and affairs.

Responsibilities of the Board of Directors

              The Board is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

  i.
  adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer's business and investments;

  ii.
  to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and senior officers of the Issuer that such officers create a culture of integrity throughout the organization as well as satisfying itself that the Chief Executive Officer is effectively assessing the integrity of the other senior officers of the Issuer and its subsidiaries;

  iii.
  the identification of the principal risks of the Issuer's business and ensuring the implementation of appropriate systems to manage these risks;

  iv.
  ensuring that the Issuer has adopted processes, procedures and controls that are designed to ensure compliance with all applicable laws and legal requirements;

  v.
  adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the Board deems appropriate;

  vi.
  with the assistance of the senior officers of the Issuer, reviewing and making recommendations to the board of managers of Atlantic Holdings with respect to all asset acquisitions and/or dispositions of the Issuer and/or any of its subsidiaries;

  vii.
  ensuring the integrity of the Issuer's internal control and management information systems;

  viii.
  from time to time, establishing and maintaining committees as it determines necessary or appropriate, but which at all times shall include:

    (a)
    a standing audit committee (the "Audit Committee");

    (b)
    standing compensation committee (the "Compensation Committee"); and

    (c)
    a standing nominating and corporate governance committee (the "Nominating Committee").

  ix.
  reviewing and reassessing the adequacy of the charters of the Audit Committee, Compensation Committee and Nominating Committee at such intervals or times as the Board deems appropriate;

  x.
  receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

  xi.
  reviewing and considering the results of the Compensation Committee's evaluations of the Issuer's overall compensation and significant human resource plans, policies and programs and reviewing and approving the Compensation Discussion and Analysis to be included in the Issuer's annual proxy circular based on the recommendations of the Compensation Committee;

  xii.
  receiving recommendations of the Nominating Committee regarding proposed nominees for the Board, the composition of the Board (including size and membership) and the committees of the Board, succession planning, and with respect to the Issuer's approach to governance and its corporate governance policies;

  xiii.
  meeting regularly with management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any areas of concern involving the Issuer; and

  xiv.
  meeting regularly without management and non-independent directors.

              While the Board is called upon to "manage" the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to the Chief Executive Officer and other senior officers of the Issuer. Reciprocally, the senior officers shall keep the Board fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the Board in a timely and candid manner.

              It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.

              In addition, directors are expected to carry out their duties in accordance with policies adopted by the Board from time to time, the current policy being annexed hereto as Appendix "A".

              It is expected that the Issuer's senior officers will co-operate in all ways to facilitate compliance by the Board with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the Board that may affect such compliance.

Responsibilities of Chair

              The role and responsibilities of the Chair of the Board are set out below:

  i.
  the Chair shall be expected to attend and chair meetings of the Board of the Issuer and shareholders of the Issuer;

  ii.
  the Chair shall be an independent director;

  iii.
  the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

  iv.
  the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Issuer to prepare Board meeting agendas;

  v.
  the Chair shall ensure that the Board understands the boundaries between Board and management responsibilities; and

  vi.
  the Chair shall ensure that the Board carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Issuer's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

Decisions Requiring Prior Approval of the Board of Directors

              Approval of the Board shall be required for:

  i.
  dividends;

  ii.
  significant acquisitions/dispositions;

  iii.
  related party transactions;

  iv.
  the annual budget for the Issuer;

  v.
  the public dissemination of any financial information;

  vi.
  the issuance or repurchase of securities of the Issuer;

  vii.
  establishing or revising the charters of committees of the Board; and

  viii.
  any other matter that would give rise to a "material change" to the Issuer.

              In considering related party transactions, when appropriate, the Board will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring Board approval and is not intended to be an exhaustive list.

Measures for Receiving Shareholder Feedback

              All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of shareholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

              The Board will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. A quorum for the meetings shall be a majority of the directors then holding office.

              From time to time directors may be asked to participate in Board retreats which may last one to three days.

Meeting Guidelines

              Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. The senior officers of the Issuer will be made accessible to directors at Board meetings and Board committee meetings to fulfill their obligations.

Remuneration

              Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

              A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.

              While it is the intent of the Board to follow an agreed meeting schedule as closely as possible, it is felt that, from time to time, with respect to time sensitive matters telephone Board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

              The senior officers of the Issuer shall be required to report to the Board at the request of the Board on the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any other matter the Board or its Chair may deem appropriate. In addition, the Board expects the senior officers of the Issuer to promptly report to the Chair of the Board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.

APPENDIX A

POLICY OF PRACTICES FOR DIRECTORS

Attendance at Meetings

              Each director is expected to have a very high record of attendance at meetings of the Board, and at meetings of each Board committee on which the director sits. A director is expected to:

  i.
  advise the Chair as to planned attendance at Board and committee meetings shortly after meeting schedules have been distributed;

  ii.
  advise the Chair as soon as possible after becoming aware that he or she will not be able to attend a meeting; and

  iii.
  attend a meeting by conference telephone if unable to attend in person.

Preparation for Meetings

              Directors are expected to carefully review and consider the materials distributed in advance of a meeting of the Board or a committee of the Board. Directors are also encouraged to contact the Chair, the Chief Executive Officer of the Issuer and any other appropriate officers to ask questions and discuss agenda items prior to meetings.

Conduct at Meetings

              Directors are expected to ask questions and participate in discussions at meetings, and to contribute relevant insights and experience. In discussions at meetings, a director should:

  i.
  be candid and forthright;

  ii.
  not be reluctant to express views contrary to those of the majority;

  iii.
  be concise and, in most circumstances, respect the time constraints of a meeting; and

  iv.
  be courteous to and respectful of other directors and guests in attendance.

Knowledge of the Issuer's Business

              Directors are expected to be knowledgeable with respect to the various fields and divisions of business of the Issuer. Although the senior officers of the Issuer have a duty to keep the Board informed about developments in the Issuer's business, directors have a primary duty of care and diligence, which includes a duty of inquiry. Directors should:

  i.
  ask questions of the Issuer's senior officers and other directors/managers, at meetings and otherwise, to increase their knowledge of the business of the Issuer;

  ii.
  familiarize themselves with the risks and challenges facing the business of the Issuer;

  iii.
  read all internal memoranda and other documents circulated to the directors, and all reports and other documents issued by the Issuer for external purposes;

  iv.
  insist on receiving adequate information from the Issuer's senior officers with respect to a proposal before Board approval is requested;

  v.
  familiarize themselves with the Issuer's competitors by, among other things, reading relevant news, magazine and trade journal articles; and

  vi.
  familiarize themselves with the legal and regulatory framework within which the Issuer carries on its business.

Personal Conduct

              Directors are expected to:

  i.
  exhibit high standards of personal integrity, honesty and loyalty to the Issuer;

  ii.
  project a positive image of the Issuer to news media, the financial community, governments and their agencies, shareholders and employees;

  iii.
  be willing to contribute extra efforts, from time to time as may be necessary including, among other things, being willing to serve on committees of the Board; and

  iv.
  disclose any potential conflict of interest that may arise with the business or affairs of the Issuer and, generally, avoid entering into situations where such conflicts could arise or could reasonably be perceived to arise.

Independent Advice

              In discharging its mandate, the Board shall have the authority to retain (and authorize the payment by the Issuer of) and receive advice from, special legal, accounting or other advisors and outside consultants if appropriate.

Other Directorships and Significant Activities

              The Issuer values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also may present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. No director should serve on the board of a competitor or of a regulatory body with oversight of the Issuer. Each director should, when considering membership on another board or committee, make every effort to ensure that such membership will not impair the director's time and availability for his or her commitment to the Issuer. Directors should advise the Chair of the Board and the Chief Executive Officer before accepting membership on other public corporation boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Issuer.

SCHEDULE B

RIGHTS PLAN RESOLUTION

BE IT RESOLVED THAT:

    1.
    the Rights Plan agreement effective as of February 28, 2013 between Atlantic Power Corporation (the "Corporation") and Computershare Investor Services Inc., as rights agent, is hereby approved, ratified and confirmed; and

    2.
    any one director or officer of the Corporation is hereby authorized and empowered to execute or cause to be executed, whether under the seal of the Corporation or otherwise and to deliver or cause to be delivered, all such documents and instruments and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.

B-1

SCHEDULE C

ADVANCE NOTICE RESOLUTION

BE IT RESOLVED THAT:

    1.
    the Corporation's Advance Notice Policy (the "Advance Notice Policy") set forth in Schedule "D" to the Management Information Circular and Proxy Statement of the Corporation dated April            , 2013 is hereby approved, ratified and confirmed;

    2.
    the board of directors of the Corporation be authorized in its absolute discretion to administer the Advance Notice Policy and amend or modify the Advance Notice Policy in accordance with its terms and conditions to the extent needed to reflect changes required by securities regulatory agencies or stock exchanges, so as to meet industry standards, or as otherwise determined to be in the best interests of the Corporation and its shareholders; and

    3.
    any one director or officer of the Corporation is hereby authorized and empowered to execute or cause to be executed, whether under the seal of the Corporation or otherwise and to deliver or cause to be delivered, all such documents and instruments and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.

C-1

SCHEDULE D

ADVANCE NOTICE POLICY

(Adopted by the Board of Directors with immediate effect on April 1, 2013)

Atlantic Power Corporation
(the "Corporation")

INTRODUCTION

              The Corporation is committed to: (i) facilitating orderly and efficient annual general or, where the need arises, special, meetings; (ii) ensuring that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allowing shareholders to register an informed vote.

              The purpose of this Advance Notice Policy (the "Policy") is to provide shareholders, directors and management of the Corporation with direction on the procedure for shareholder nomination of directors. The Policy is the framework by which the Corporation seeks to fix a deadline by which holders of record of common shares of the Corporation ("Common Shares") must submit director nominations to the Corporation prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Corporation for the notice to be in proper written form.

NOMINATIONS OF DIRECTORS

1.
Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

  a.
  by or at the direction of the board, including pursuant to a notice of meeting;

  b.
  by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (British Columbia) (the "BCBCA"), or a requisition of the shareholders made in accordance with the provisions of the BCBCA; or

  c.
  by any person (a "Nominating Shareholder"): (A) who, at the close of business on the date of the giving of the notice provided for below in this Policy and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in this Policy.

2.
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation at the principal executive offices of the Corporation.

3.
To be timely, a Nominating Shareholder's notice to the Secretary of the Corporation must be made:

  a.
  in the case of an annual meeting of shareholders (which may also be an annual and special meeting of Shareholders), not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the Notice Date) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

  b.
  in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

        In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described above.

4.
To be in proper written form, a Nominating Shareholder's notice to the Secretary of the Corporation must set forth:

  a.
  as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (i) the name, age, business address and residential address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (iv) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and Applicable Securities Laws (as defined below);

  b.
  as to the Nominating Shareholder giving the notice, (i) the name and address of the Nominating Shareholder, (ii) the class or series and number of shares of the Corporation that are owned, directly or indirectly, beneficially or held of record by such Nominating Shareholder or any of its affiliates (naming such affiliates), (iii) a description of any agreement, arrangement or understanding (including any swap or other derivative or short position, profit interest, option, warrant, convertible security, share appreciation or similar right with exercise or conversion privileges, hedging transactions, and securities lending or borrowing arrangement) to which such Nominating Shareholder or any of its affiliates is, directly or indirectly, a party as of the date of such notice (A) with respect to shares of the Corporation; or (B) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of security price changes (increases or decreases) for, or increase or decrease the voting power of such Nominating Shareholder or any of its affiliates with respect to securities of the Corporation or which has a value derived in whole or in part, directly or indirectly, from the value (or change in value) of any securities of the Corporation, in each case whether or not subject to settlement in the underlying security of the Corporation (each such agreement, arrangement or understanding, a "Disclosable Arrangement") (specifying in each case (I) the effect of such Disclosable Arrangement on voting or economic rights in securities in the Corporation, as of the date of the notice; and (II) any changes in such voting or economic rights which may arise pursuant to the terms of such Disclosable Arrangement); (iv) any proxy, agreement, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote, directly or indirectly, any shares of the Corporation; (v) any rights to dividends on the shares of the Corporation owned, directly or indirectly, beneficially by such Nominating Shareholder that are separated or separable from the underlying shares of the Corporation; (vi) any proportionate interest in shares of the Corporation or Disclosable Arrangements held, directly or indirectly, by a general or limited partnership in which such Nominating Shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (vii) any performance-related fees (other than an asset-based fee) that such Nominating Shareholder is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Disclosable Arrangements, if any, as of the date of such notice, including any such interests held by members of such Nominating Shareholder's immediate family sharing the same household; (viii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (ix) a representation whether such Nominating Shareholder intends, or is part of a group which intends, (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding shares required to approve or adopt the proposal or elect the nominee; and/or (B) otherwise to solicit proxies from shareholders in support of such proposal or nomination; and (x) any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and Applicable Securities Laws (as defined below); and

    c.
    an undertaking by the Nominating Shareholder to notify the Corporation in writing of any change in the information previously disclosed pursuant to Section 4(a)(iv), 4(b) of this Policy as of the record date for determining shareholders entitled to receive notice of such meeting, by notice received by the corporate secretary not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information (and, in any event, by the close of business on the day preceding the meeting date).

5.
The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such proposed nominee.

6.
No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Policy; provided, however, that nothing in this Policy shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the BCBCA. The Chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

7.
For purposes of this Policy:

  a.
  "public announcement" shall mean disclosure in a press release reported by a national news service in Canada and the United States, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml; and

  b.
  "Applicable Securities Laws" means the applicable securities legislation of each relevant province, state and territory of Canada and the United States, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province, state and territory of Canada and the United States.

8.
Notwithstanding any other provision of this Policy, notice given to the Secretary of the Corporation pursuant to this Policy may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the Secretary of the Corporation for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Secretary at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

9.
Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Policy. This Policy may be amended by the Board to adopt such laws, regulations, forms, rules or policies as required or recommended or allowed by securities regulatory agencies or stock exchanges, or as otherwise determined by the Board so as to meet or exceed industry standards.

EFFECTIVE DATE

              This Policy was approved and adopted by the Board on the date first set out above (the "Effective Date") and is and shall be effective and in full force and effect in accordance with its terms and conditions from and after such date. Notwithstanding the foregoing, if this Policy is not approved by ordinary resolution of shareholders of the Corporation present in person or voting by proxy at the next meeting of those shareholders validly held following the Effective Date, then this Policy shall terminate and be void and of no further force and effect following the termination of such meeting of shareholders.

GOVERNING LAW

              This Policy shall be interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable in that province.

PROXY FOR REGISTERED HOLDERS OF COMMON SHARES

This proxy is being solicited by or on behalf of the board of directors of Atlantic Power Corporation (the "Issuer") from holders of common shares of the Issuer ("Shareholders") for use in connection with the annual and special meeting (the "Meeting") of Shareholders to be held on June 21, 2013 at Vancouver Marriott Pinnacle Downtown Hotel, 1128 West Hastings Street, Ambleside Room, Vancouver, British Columbia, Canada at 10:00 a.m. (Pacific time). Reference is made to the accompanying Information Circular and Proxy Statement of the Issuer dated April            , 2013 (the "Circular") for further information.

The undersigned Shareholder of the Issuer hereby appoints IRVING R. GERSTEIN or, failing him, JOHN A. McNEIL (or instead of either of them                                                  ), as proxy of the undersigned to attend and vote at the Meeting and at any adjournment thereof, with full power of substitution and with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder's discretion unless herein otherwise specified. The said proxyholder is hereby specifically directed to:

(1)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Irving R. Gerstein as a member of the Issuer's board of directors;

(2)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Kenneth M. Hartwick as a member of the Issuer's board of directors;

(3)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of John A. McNeil as a member of the Issuer's board of directors;

(4)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of R. Foster Duncan as a member of the Issuer's board of directors;

(5)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Holli Ladhani as a member of the Issuer's board of directors;

(6)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Barry E. Welch as a member of the Issuer's board of directors;

(7)
VOTE FOR ☐ or WITHHOLD / ABSTAIN FROM VOTING ON ☐ the appointment of KPMG LLP as the auditors of the Issuer and the authorization of the Issuer's board of directors to fix such auditors' remuneration;

(8)
VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ the approval, by non-binding advisory vote, of the named executive officer compensation as described in the Circular;

(9)
VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ passing, with or without alteration or modification, an ordinary resolution, the full text of which is set forth in Schedule "B" to the Circular, approving, ratifying and confirming the adoption of the Shareholder Rights Plan adopted by the board of directors of the Corporation effective February 28, 2013 between the Corporation and Computershare Investor Services Inc. as rights agent, as more particularly described in the Circular; and

(10)
VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ passing, with or without alteration or modification, an ordinary resolution, the full text of which is set forth in Schedule "C" to the Circular, to approve, ratify and confirm the adoption of the Corporation's Advance Notice Policy adopted by the board of directors effective April 1, 2013, the full text of which is included in Schedule "D" of the Circular.

DATED this	day of	, 2013.
Name of Shareholder
Signature of Shareholder

NOTES:

(1)
The shares represented by this proxy will be voted for, voted against or withheld or abstained from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for. The persons named in this proxy will vote this proxy in accordance with the instructions contained herein. Unless contrary instructions are specified, if this proxy is executed and returned (and not revoked) prior to the Meeting, the common shares represented by this proxy will be voted "FOR" the above-mentioned items. The Issuer presently knows of no matters to come before the Meeting other than the matters identified in the notice of the Meeting. If any amendments, variations or other matters that are not known should properly come before the Meeting, the common shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

(2)
To vote this proxy, the Shareholder must sign in the space provided on this form. Please sign exactly as the name appears hereon and in which the common shares are registered. If the Shareholder is a corporation, the proxy should be executed by duly authorized officers and its corporate seal must be affixed. If this proxy is not dated in the space provided, the proxy shall be deemed to bear the date on which it was mailed by the Issuer.

(3)
The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder's behalf at the Meeting. Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

(4)
This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised as described in the Circular.

(5)
Reference should be made to the Circular, which accompanies the notice of Meeting, for a full explanation of the rights of Shareholders regarding completion, use and revocation of this proxy and other information pertaining to the Meeting.